As filed with the Securities and Exchange Commission on October 7, 2010
1933 Act File No. 333-[ • ]
1940 Act File No. 811-22435

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.
and
☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☑ AMENDMENT NO. 11

Kayne Anderson Energy Development Company
(Exact Name of Registrant as Specified in Charter)

717 Texas Avenue, Suite 3100
Houston, TX 77002
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (713) 493-2020

David J. Shladovsky, Esq.	Copies of Communications to:
KA Fund Advisors, LLC	David A. Hearth, Esq.
1800 Avenue of the Stars, Second Floor	Paul, Hastings, Janofsky & Walker LLP
Los Angeles, California 90067	55 Second Street, 24th Floor
(Name and Address of Agent for Service)	San Francisco, California 94105-3441
(415) 856-7000

     Approximate date of proposed public offering: From time to time after the effective date of the Registration Statement.
     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑
     It is proposed that this filing will become effective (check appropriate box):
☐	when declared effective pursuant to section 8(c).
     If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
Title of Securities	Amount Being	Offering	Aggregate	Registration
Being Registered	Registered(1)	Price per Unit	Offering Price(2)	Fee
Common Stock, $0.001 par value per share(3)
Total			$150,000,000	$10,695

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock to be offered on an immediate, continuous or delayed basis.

(2)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $150,000,000.

(3)	Includes shares that the underwriters have the option to purchase solely to cover over-allotments, if any.
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED OCTOBER 7, 2010
BASE PROSPECTUS
$150,000,000
Common Stock
     We are a non-diversified, closed-end management investment company that began investment activities on September 21, 2006. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing at least 80% of our total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (which we refer to in this prospectus collectively as “Energy Companies”), consisting of: (a) Midstream Energy Companies, (b) Upstream Energy Companies and (c) Other Energy Companies. Midstream Energy Companies are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products. Upstream Energy Companies are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs. Other Energy Companies are businesses engaged in (i) owning, leasing, managing, producing, processing and selling of coal and coal reserves; (ii) the marine transportation of crude oil, refined petroleum products, liquefied natural gas (“LNG”), as well as other energy-related natural resources using tank vessels and bulk carriers; and (iii) refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users.
     We may offer, from time to time, shares of our common stock ($0.001 par value per share) in one or more offerings. We may offer our common stock in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in our common stock.
     We may offer and sell our common stock to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which we may offer our securities, see “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement.
(continued on the following page)
     Investing in our securities may be speculative and involve a high degree of risk and should not constitute a complete investment program. Before buying our securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 12 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our common stock.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of our securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is      , 2010.

(continued from previous page)
     We are managed by KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (together with KAFA, “Kayne Anderson”), a leading investor in Energy Companies. As of August 31, 2010, Kayne Anderson and its affiliates managed assets of $9.7 billion, including $8.2 billion in the securities of Energy Companies.
     Shares of our common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” The net asset value (“NAV”) of our common stock at the close of business on August 31, 2010 was $19.14 per share, and the last sale price per share of our common stock on the NYSE as of that date was $14.59. See “Market and Net Asset Value Information.”
     Shares of common stock of closed-end investment companies, like ours, frequently trade at a discount to their NAV. If our common stock trades at a discount to our NAV, the risk of loss may increase for purchasers in this offering, especially for those investors who expect to sell their common stock in a relatively short period after purchasing shares in this offering. See “Risk Factors — Additional Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk.”
     Our common stock will be junior in liquidation and distribution rights to any debt securities or preferred stock that we may issue. The issuance of debt securities or preferred stock by us will represent the leveraging of our common stock. The issuance of any additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. See “Use of Leverage — Effects of Leverage,” “Risk Factors — Additional Risks Related to Our Common Stock — Leverage Risk to Common Stockholders,” and “Description of Capital Stock.”
     You should read this prospectus, which contains important information about us that you should know before deciding whether to invest, and retain it for future reference.
     This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (the “SEC”), using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, separately or together in one or more offerings, the securities described in this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. This prospectus, together with any prospectus supplement, sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus and the related prospectus supplement before deciding whether to invest and retain them for future reference. A statement of additional information, dated [ • ], 2010 (“SAI”), containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus.
     You may request a free copy of our SAI, the table of contents of which is on page [__] of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries by calling (713) 493-2020, or by writing to us at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. Our annual, semi-annual and quarterly reports, and the SAI, also are available on our website at www.kaynefunds.com. Information included on such website does not form a part of this prospectus.
     We file reports (including our annual, semi-annual and quarterly reports, and the SAI), proxy statements and other information with the SEC. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. You can obtain the same information free of charge from the SEC’s website at www.sec.gov. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.
     Our common stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depositor institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

     You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. You should assume that the information appearing in this prospectus and any prospectus supplement is accurate only as of the respective dates on their front covers, regardless of the time of delivery of the prospectus, any prospectus supplement or any sale of our securities. Our business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY
     This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our securities offered by this prospectus. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference into them, particularly the section entitled “Risk Factors” and the financial statements and related notes. Except where the context suggests otherwise, the terms “we,” “us,” and “our” refer to Kayne Anderson Energy Development Company; “KAFA” or the “Adviser” refers to KA Fund Advisors, LLC; “Kayne Anderson” refers to KAFA and its managing member, Kayne Anderson Capital Advisors, L.P., collectively; “Energy Companies” refers to companies engaged in the energy industry, consisting of: (a) Midstream Energy Companies, (b) Upstream Energy Companies and (c) Other Energy Companies. Midstream Energy Companies are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products. Upstream Energy Companies are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs. Other Energy Companies are businesses engaged in (i) owning, leasing, managing, producing, processing and selling of coal and coal reserves; (ii) the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and (iii) refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users.
About Kayne Anderson Energy Development Company
     Kayne Anderson Energy Development Company, a Maryland corporation, is a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. Our common stock is traded on the New York Stock Exchange (the “NYSE”), under the symbol “KED.”
     We began investment activities on September 21, 2006 following our initial public offering. As of August 31, 2010, we had 10.2 million shares of common stock outstanding, net assets applicable to our common stock of $196 million and total assets of $250 million.
Recent Developments
     On July 7, 2010, we elected to withdraw our election to be treated as a business development company under the 1940 Act (a “BDC”). As a BDC, we were subject to the requirement that 70% of our portfolio be comprised of “qualifying assets” (the “70% Test”). Qualifying assets generally include securities of eligible portfolio companies (“EPCs”), cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. We satisfied the 70% Test by owning EPCs, which are generally defined as private companies with a principal place of business in the United States. Upon withdrawing our election to be treated as a BDC, we remained a non-diversified, closed-end management investment company, or a closed-end fund, under the 1940 Act. Our investment objective remained unchanged, but we are no longer be required to meet the 70% Test and other provisions of the 1940 Act applicable only to BDCs. Additionally, in connection with our withdrawal of election to be treated as a BDC, our Investment Management Agreement with our Adviser has been amended to remove the incentive fee paid to our Adviser.
     The following table outlines certain key similarities and differences in our structure and governance before and after the withdrawal of our election to be treated as a BDC:

	Before Withdrawal	After Withdrawal
Type of Fund	BDC	Closed-end fund
Governed by the 1940 Act	Yes	Yes
Subject to the 70% Test	Yes	No
Annual Base Management Fee(1)	1.75%	1.75%
Incentive Management Fee	Yes	No
Maximum Debt Leverage under 1940 Act	50%	33%
Independent Directors	Majority	Majority
Tax Status	C-corporation	C-corporation
Distribution Policy	Quarterly	Quarterly
Tax Reporting	Form 1099-DIV	Form 1099-DIV
Unrelated Business Taxable Income (UBTI)	No	No

(1)	As a percentage of average total assets

Our Portfolio Investments
     Under normal circumstances, we intend to invest at least 80% of our total assets in securities of Energy Companies. Under normal market conditions, our investments will be allocated (i) between 50% and 70% in equity securities such as preferred, common and subordinated units of non-traded entities structured as limited partnerships (“Private MLPs”), (ii) between 30 and 50% in publicly traded energy-related master limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes (“Public MLPs”) and (iii) between 0% and 20% in debt of public and private Energy Companies. Private MLPs and Public MLPs are collectively referred to herein as “MLPs”.
     As of August 31, 2010, our long-term investments were comprised of Private MLPs (52%), Public MLPs (32%) and debt investments (16%). As of that date, we held restricted securities with a fair market value of $151 million. Our top 10 largest holdings by issuer as of that date were:

						Percent of
		Public/	Equity/		Amount	Long-Term
	Company	Private	Debt	Sector	($ millions)	Investments
1.	International Resource Partners LP	Private	Equity	Coal	$74.3	30.8%
2.	Direct Fuels Partners, L.P.	Private	Equity	Midstream	27.6	11.5
3.	VantaCore Partners LP	Private	Equity	Aggregates	24.2	10.0
4.	Eagle Rock Energy Partners, L.P.	Public	Equity	Midstream/Upstream	10.6	4.4
5.	Antero Resources Finance Corp.	Private	Debt	Upstream	9.8	4.1
6.	Copano Energy, L.L.C	Public	Equity	Midstream	6.7	2.8
7.	Plains All American Pipeline, L.P.	Public	Equity	Midstream	6.2	2.6
8.	ONEOK Partners, L.P.	Public	Equity	Midstream	5.3	2.2
9.	Rosetta Resources, Inc.	Public	Debt	Upstream	5.1	2.1
10.	Energy Transfer Partners, L.P.	Public	Equity	Midstream	5.1	2.1
About Our Investment Adviser
     KAFA is our investment adviser responsible for implementing and administering our investment strategy and is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”). Both KAFA and KACALP are SEC-registered investment advisers. As of August 31, 2010, Kayne Anderson and its affiliates managed assets of $9.7 billion, including $8.2 billion in the securities of Energy Companies. Kayne Anderson has invested in Energy Companies since 1998. We believe that Kayne Anderson’s market knowledge and industry relationships enable it to identify and capitalize on investment opportunities in the energy markets. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring Private MLPs and other private investments.
The Offering
     We may offer, from time to time, up to $150,000,000 of our common stock at prices and on terms to be set forth in one or more prospectus supplements to this prospectus.
     We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers, through at-the-market transactions or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Use of Financial Leverage
     We may utilize financial leverage, which may include bank debt, other forms of borrowings and the issuance of debt securities and preferred stock (each a “Leverage Instrument” and collectively, “Leverage Instruments”). Under normal market conditions, we expect to utilize Leverage Instruments in an amount that represents 20%–30% of our total assets. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% of our total assets to the extent permitted by the 1940 Act. As of August 31, 2010, we had $52 million borrowed on our $70 million senior secured revolving credit facility (the “Credit Facility”), which represented 20.8% of our total assets. We may not be leveraged at all times and the amount of leverage, if any, may vary depending on a variety of factors, including the costs that we would incur as a result of leverage, market conditions and available investment opportunities. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. See “Use of Leverage.”
     Because our Adviser’s fee is based upon a percentage of our average total assets, our Adviser’s fee is higher since we employ leverage. Therefore, our Adviser has a financial incentive to use leverage, which may create a conflict of interest between our Adviser and our common stockholders.
     There can be no assurance that our leverage strategy will be successful during any period in which it is used. The use of leverage involves significant risks and creates a greater risk of loss, as well as potential for more gain, for holders of our common stock than if leverage is not used. See “Risk Factors — Additional Risks Related to Our Common Stock — Leverage Risk to Common Stockholders.”
Distributions and Interest
     As of the date of this prospectus, we have paid cash distributions (“Distributions”) to common stockholders every fiscal quarter since inception. Cumulative Distributions paid since inception total $5.21 per share. We intend to continue to pay quarterly Distributions to our common stockholders. Payment of future Distributions is subject to approval by our Board of Directors, as well as meeting the covenants of our Credit Facility and the asset coverage requirements of the 1940 Act. See “Distributions” and “Tax Matters.”
Use of Proceeds
     Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sales of our securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. See “Use of Proceeds.”
Taxation
     We are treated as a corporation for federal income tax purposes and, as a result, we are subject to corporate income tax to the extent we recognize net taxable income. As a partner in MLPs, we report our allocable share of each MLP’s taxable income or loss in computing our taxable income or loss, whether or not we actually receive any cash from such MLPs. See “Tax Matters.”

FORWARD-LOOKING STATEMENTS
     Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.
     The forward-looking statements contained in this prospectus include statements as to:
•	our operating results;

•	our business prospects;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the companies in which we invest to achieve their objectives;

•	our expected financings and investments;

•	our use of financial leverage;

•	our tax status;

•	the tax status of the MLPs in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions from the MLPs in which we intend to invest.
     The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained in this prospectus, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
     We are a non-diversified, closed-end investment company registered under the 1940 Act. We were formed as a Maryland corporation in May 2006 and began investment activities in September 2006 after our initial public offering. Our common stock is traded on the NYSE under the symbol “KED.”
     As of August 31, 2010, we had 10.2 million common shares outstanding and $52 million borrowed under our Credit Facility. As of August 31, 2010, we had net assets applicable to our common stock of $196 million and total assets of $250 million.
     The following table sets forth information about our outstanding securities as of August 31, 2010 (the information in the table is unaudited and amounts are in 000s):

	Amount of Shares/	Amount Held
	Aggregate Principal	by Us or	Actual Amount
Title of Class	Amount Authorized	for Our Account	Outstanding
Common Stock	200,000	0	10,242
Credit Facility	$70,000	0	$52,000
     Our principal office is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002, and our telephone number is (713) 493-2020.

FEES AND EXPENSES
     The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly. The Annual Expense table below is based on leverage of 25.5% of our total assets, which represents our average leverage levels for the fiscal year ended November 30, 2009.

Stockholder Transaction Expenses:
Sales Load Paid (as a percentage of offering price)(1)	—%
Offering Expenses Borne (as a percentage of offering price)(2)	—%
Distribution Reinvestment Plan Fees(3)	None
Total Stockholder Transaction Expenses (as a percentage of offering price)(4)	—%
Percentage of Net Assets Attributable to Common Stock(5)

Annual Expenses:
Management Fees(6)	2.01%
Interest Payments on Borrowed Funds	0.84%
Other Expenses (exclusive of current and deferred income tax expense)	1.28%

Annual Expenses (exclusive of current and deferred income tax expense)	4.13%
Current Income Tax Expense(7)	—%
Deferred Income Tax Expense(7)	6.98%

Total Annual Expenses (including current and deferred income tax expenses)	11.11%

(1)	The sales load will apply only if the common stock to which this prospectus relates are sold to or through underwriters. In such case, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of administering our dividend reinvestment plan are included in Other Expenses. You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders (the “Plan Administrator”), to sell your common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	The annual expenses in the table are calculated using (i) such expenses as reported on our Statement of Operations for the fiscal year ended November 30, 2009 and (ii) our average net assets for the fiscal year ended November 30, 2009.

(6)	Pursuant to the terms of the investment management agreement between us and our Adviser, the management fee is calculated at an annual rate of 1.75% of our average total assets (excluding net deferred income tax assets, if any). Management fees in the table above are calculated as a percentage of net assets attributable to common stock, which results in a higher percentage than the percentage attributable to average total assets. See “Management — Investment Management Agreement.”

(7)	For the fiscal year ended November 30, 2009, we recorded a current tax benefit of $0.1 million and a net deferred tax expense of $11.2 million attributable to our net investment income, realized losses and unrealized gains.
     The purpose of the table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. See “Management” and “Dividend Reinvestment Plan.”

Example
     The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in our common stock, assuming total annual expenses before tax are as stated in the Annual Expense table above for the entire period. The following example assumes that all Distributions are reinvested at net asset value, assumes an annual rate of return of 5% on our portfolio securities, and expenses include income tax expense associated with the 5% assumed rate of return on such portfolio securities.

	1 Year	3 Years	5 Years	10 Years
Expenses	$49	$148	$250	$518
     THE EXAMPLE AND THE EXPENSES IN THE TABLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Annual Expenses” (exclusive of current and deferred income tax expense) set forth in the Annual Expenses table are accurate and that any Distributions are reinvested at net asset value. ACTUAL EXPENSES (INCLUDING THE COST OF DEBT, IF ANY, AND OTHER EXPENSES) MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS
     The Financial Highlights and other financial information for the period September 21, 2006 through November 30, 2006 and for the fiscal years ended November 30, 2007, 2008 and 2009, including the accompanying notes thereto and the report of PricewaterhouseCoopers LLP thereon, contained in our Annual Report for the year ended November 30, 2009 contained in our Form 10-K filed with the SEC on February 16, 2010 and the Financial Highlights and other financial information for the Six Months Ended May 31, 2010 contained in our Semi-Annual Report to Stockholders on Form N-CSR for the six-month period ended May 31, 2010 filed with the SEC on July 15, 2010 are each hereby incorporated by reference into, and are made part of, this prospectus.
     A copy of such Annual Report to Stockholders and such Semi-Annual Report to Stockholders each must accompany the delivery of this prospectus.

SENIOR SECURITIES
     Information about our outstanding senior securities is shown in the following table as of each fiscal year ended November 30 since we commenced operations. The information for the fiscal years ended 2007, 2008 and 2009, and for the period ended November 30, 2006 has been derived from our financial statements which have been audited by PricewaterhouseCoopers LLP, whose report thereon is included in the financial statements incorporated by reference herein.

			Asset Coverage Per
		Total Amount	$1,000 of Principal
		Outstanding(1)	or Liquidation	Average Market
Year	Title of Security	($ in 000s)	Preference Amount	Value Per Unit(2)
2006	N/A	N/A	N/A	N/A

2007	Credit Facility	$99,000	$3,476	N/A

2008	Credit Facility	57,000	3,854	N/A

2009	Credit Facility	56,000	4,010	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	Not applicable, as the Credit Facility is not registered for public trading.

MARKET AND NET ASSET VALUE INFORMATION
     Shares of our common stock are listed on the NYSE under the symbol “KED.” Our common stock commenced trading on the NYSE on September 21, 2006.
     Our common stock has traded both at a premium and at a discount in relation to its NAV. Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock. See “Risk Factors — Additional Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk.”
     The following table sets forth for each of the fiscal quarters indicated the range of high and low closing sales price of our common stock and the quarter-end sales price, each as reported on the NYSE, the NAV per share of common stock and the premium or discount to NAV per share at which our shares were trading. NAV is generally determined on the last business day of each calendar quarter. See “Net Asset Value” for information as to the determination of our NAV.

			Quarter-End
					Premium/ (Discount)
					of Quarter End
	Quarterly Closing Sales Price		Closing	NAV Per Share of	Sales Price to
	High	Low	Sales Price	Common Stock(1)	NAV(2)
Fiscal Year 2010
Third Quarter	$16.42	$13.73	$14.59	$19.14	(23.8%)
Second Quarter	16.98	13.60	14.46	16.89	(14.4)
First Quarter	15.83	13.48	15.07	17.03	(11.5)
Fiscal Year 2009
Fourth Quarter	14.25	11.23	13.53	16.58	(18.4)
Third Quarter	14.28	11.64	11.64	16.02	(27.3)
Second Quarter	13.30	7.14	12.33	15.70	(21.5)
First Quarter	12.86	6.55	9.09	15.23	(40.3)
Fiscal Year 2008
Fourth Quarter	22.29	8.20	9.63	16.10	(40.2)
Third Quarter	24.06	21.50	22.85	22.19	3.0
Second Quarter	25.29	22.18	23.87	23.51	1.5
First Quarter	24.97	21.61	23.76	23.41	1.5

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described in “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.
     As of August 31, 2010, we had 10.2 million shares of common stock outstanding and we had net assets applicable to common stockholders of $196 million.

USE OF PROCEEDS
     Unless otherwise specified in a prospectus supplement, we will use the net proceeds from any sales of our securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objectives and policies, to repay indebtedness or for general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.
     To the extent a portion of the proceeds from such offering are used to make investments in portfolio companies, the relevant prospectus supplement will include an estimate of the length of time it is expected to take to invest such proceeds. We anticipate such length of time will be three to six months in most circumstances. To the extent a portion of the proceeds from such offering are used to repay indebtedness, such transactions will be effected as soon as practicable after completion of the relevant offering.
     Pending the use of proceeds, as described above, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns and reduce our distribution to common stockholders and reduce the amount of cash available to make interest payments on any Indebtedness.
     As of August 31, 2010 we had $52 million borrowed on our Credit Facility. The Credit Facility has a three-year commitment maturing on March 30, 2013. Amounts repaid under our Credit Facility will remain available for future borrowings. Outstanding balances under the Credit Facility accrue interest daily at a rate equal to LIBOR plus 2.00% per annum based on current borrowings and the current borrowing base. If current borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in Public MLPs and investments in bank debt and high yield bonds which are traded), the interest rate will increase to LIBOR plus 3.00%. We will pay a fee of 0.50% per annum on any unused amounts of the Credit Facility.

RISK FACTORS
     Investing in our common stock involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in our common stock offered hereby. For additional information about the risks associated with investing in our common stock, see “Our Portfolio Investments” and “Investment Policies and Our Investments” in our SAI as well as any risk factors included in the applicable prospectus supplement.
Risks Related to Our Investments and Investment Techniques
     Investment and Market Risk
     An investment in our common stock is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our common stock represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such. The value of the securities in which we invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our common stock. Your investment in our common stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our Distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.
     Energy Sector Risk
     Certain risks inherent in investing in Energy Companies include the following:
     Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of Energy Companies. A sustained decline in demand for natural gas, natural gas liquids, crude oil, coal or other energy commodities could adversely affect the financial performance of Energy Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.
     Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many Energy Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.
     Reserve Risks. Energy Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.
     Regulatory Risk. Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of Energy Companies.
     Commodity Pricing Risk. The operations and financial performance of Energy Companies may be directly affected by energy commodity prices, especially those Energy Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of Energy Companies.
     Competition Risk Energy Companies face substantial competition in acquiring assets, expanding or constructing assets and facilities, obtaining and retaining customers and contracts, and securing trained personnel to operate their assets. Many of their competitors, including major oil companies, independent exploration and production companies and other diversified energy companies will have superior financial and other resources.
     Acquisition Risk. The ability of Energy Companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions In the event that Energy Companies are unable to make such acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth will be limited. Furthermore, even if Energy Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.
     Catastrophe Risk. The operations of Energy Companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect an Energy Company’s operations and financial condition. We expect that insurance premiums to operate certain Energy Assets will increase as a result of the Macondo oil spill in the Gulf of Mexico. Further increased government regulations to mitigate such catastrophe risk could increase insurance and other operating costs for Energy Companies and adversely affect the financial performance of such companies.
     Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy, financial and commodities markets. Assets of Energy Companies could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that certain energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.
     Weather Risk. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain Energy Companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of Energy Companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by Energy Companies and could adversely affect such companies’ financial condition.
     MLP Risks. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there are certain tax risks associated with an investment in MLP units.
     Cash Flow Risk
     A substantial portion of the cash flow received by us is derived from our investment in MLPs. The amount of cash that any such MLP has available to pay its equity holders in the form of distributions depends on the amount of cash flow generated from such company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general.
     In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP has available to pay distributions include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.
     Further, covenants in debt instruments issued by Energy Companies may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders.
     During the nine months ended August 31, 2010, in lieu of cash distributions on the common and preferred units owned by us, Direct Fuels Partners, L.P. (“Direct Fuels”) paid us distributions of $3.7 million on such units in Class D preferred units. The Class D preferred units are senior to the existing convertible preferred units and pay a quarterly dividend of $0.80 per unit (annual rate of 16%).
     While we believe that Direct Fuels will generate sufficient distributable cash flow to make cash distributions in the future, Direct Fuels is in default with respect to certain financial covenants under its existing credit agreement and no cash distributions are permitted while in default. Direct Fuels recently received $16 million from the sale of its ethanol terminal and used these proceeds to repay approximately 40% of the outstanding balance under its credit facility. Failure of Direct Fuels to resume cash distributions could cause us to reduce our Distributions to common stockholders.
     Privately Held Company Risk
     Under normal market conditions we will invest 50% to 70% of our assets in securities of Private MLPs. Investing in privately held companies generally involves risks in addition to the risks associated with investing in publicly traded securities.

     Disclosure Risk. Private MLPs are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, our Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests.
     Operating History Risk. Private MLPs in which we invest may generate a substantial portion of their income from newly acquired assets or recently constructed assets having little operating history. Our Adviser will have limited information available in forecasting future performance of these Private MLPs.
     Liquidity Risk. The securities of privately held companies are also generally illiquid, and entail the risks described under “Liquidity Risk” below.
     Non-Controlling Interest Risk. We generally make non-controlling equity investments, and we are therefore subject to the risks that a portfolio company may make business decisions with which we disagree and that the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.
     Transaction Expense Risk. Unlike the publicly traded securities that we may hold, we will generally acquire and dispose of our investments in non-traded companies through privately negotiated transactions. The negotiation and documentation of such transactions will often be complex, and the transaction costs that we incur during the course of investing in a non-traded company will be significantly greater than customary brokerage commissions that we would pay if we were investing in publicly traded securities.
     Concentration Risk
     We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities we hold. Our investments will be concentrated in the securities of Energy Companies. The focus of our portfolio on the energy industry or certain segments of the energy industry may present more risks than if our portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more segments of the energy industry would have a larger impact on us than on an investment company that does not concentrate its investments in securities of Energy Companies. At times the performance of securities of Energy Companies will lag the performance of other industries or the broader market as a whole. To the extent that we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.
     While we intend for the investments in our portfolio to be allocated among a substantial number of companies, our investments may be concentrated in a limited number of companies. As of August 31, 2010, our three largest portfolio companies represent $126.1 million or 52.3% of our total long-term investments. As a consequence of this concentration, the returns we realize may be adversely affected if a small number of our investments perform poorly or if we need to write down the value of any one such investment. Financial difficulty on the part of any single portfolio company will expose us to a greater risk of loss than would be the case if we were a “diversified” company holding numerous investments. To the extent that we take large positions in the securities of a small number of portfolio companies, our net asset value and the market price of our common stock may fluctuate as a result of changes in the financial condition or in the market’s assessment of such portfolio companies to a greater extent than that of a diversified investment company. These factors could negatively impact our ability to pay you Distributions and cause you to lose all or part of your investment.

     Interest Rate Risk
     Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yields for equity securities of MLPs and certain other Energy Companies are susceptible in the short-term to fluctuations in interest rates and the prices of such equity securities may decline when interest rates rise. This is also true for debt investments in Energy Companies. Our investment in such securities means that the net asset value and market price of our common stock may decline if interest rates rise because we will principally invest in income producing securities (i.e., dividend paying equity securities and fixed income investments). Further, rising interest rates could adversely impact the financial performance of Energy Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.
     Capital Markets Risk
     Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors. As a result, the cost of raising capital in the debt and equity capital markets has increased while the ability to raise capital from those markets has diminished. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. Due to these factors, Energy Companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, Energy Companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, Energy Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
     Tax Risks
     Tax Risk of MLPs. Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions we receive from the equity securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP generally has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common stock.
     Tax Law Change Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the Energy Companies in which we invest. Any such changes could negatively impact our common stockholders. Legislation could also negatively impact the amount and tax characterization of Distributions received by our common stockholders.
     Equity Securities Risk
     Equity securities of Energy Companies may be subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. The prices of Energy Company equity securities fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of Energy Companies, the general condition of the relevant stock market, or the occurrence of political or economic events affecting the issuers.
     Certain of the Energy Companies in which we invest have comparatively smaller capitalizations than other companies. Investing in the securities of smaller Energy Companies presents some unique investment risks. These

Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Energy Companies may be less liquid than those of larger Energy Companies and may experience greater price fluctuations than larger Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.
     In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, including small and developing companies, certain of our officers and directors and senior professionals of our Adviser often serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors, our Adviser and its senior professionals may be named as defendants in such litigation, which could result in an expenditure of funds and the diversion of management time and resources.
     Debt Securities Risks
     Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, and, depending on their quality, other special risks.
     Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, a portfolio company may issue to us a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable to us or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.
     Below Investment Grade and Unrated Debt Securities Risk. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.
     In addition, the prices of these below investment grade and other unrated debt securities in which we may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Policies.”
     Subordination Risk We generally invest in subordinated debt, preferred stock and common equity issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, debt that ranks in right of payment equally with, or senior to, our investment. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of our investment. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets available for repaying its obligation to us. In the case of debt ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. As a result, we may be prevented from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
     Certain loans that we make to portfolio companies, including the second-lien or ‘term B’ loans, will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.
     The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.
     Prepayment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.
     Risks Associated with an Investment in Initial Public Offerings (“IPOs”)
     Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. We may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.
     Risks Associated with a Private Investment in a Public Entity (“PIPE”)
     PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

     Liquidity Risk
     Securities with limited trading volumes may display volatile or erratic price movements. Kayne Anderson is one of the largest investors in MLPs. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.
     We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and us. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.
     Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.
     Interest Rate Hedging Risk
     We may hedge against interest rate risk resulting from our Leverage Instruments. We do not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our interest rate risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. Depending on the state of interest rates in general, our use of interest rate hedging instruments could enhance or decrease amounts available for Distribution to the holders of our common stock. To the extent there is a decline in interest rates, the value of interest rate swaps could decline, and result in a decline in the net asset value of our common stock. In addition, if the counterparty to an interest rate swap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset our cost of financial leverage.
     Inflation Risk
     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and Distributions that we pay declines.
     General Economic Risk
     Our portfolio companies will generally be affected by the conditions and overall strength of the national, regional and local economies, including interest rate fluctuations, changes in the capital markets, the level of infrastructure and housing construction and changes in the prices of their primary commodities and products. These factors could adversely impact the customer base and customer collections of our portfolio companies.

     As a result, many of our portfolio companies may be susceptible to economic recessions or downturns and may be unable to repay loans or fulfill their other financial obligations during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of our equity investments and the value of collateral securing some of our loans. Economic downturns could lead to financial losses in our portfolio and decreases in revenues, net income and assets.
     One of our significant portfolio company’s results is dependent on the demand for aggregates. Aggregate demand depends on the strength of the construction industry. Construction spending is affected by national, regional, and local economic conditions, changes in interest rates, demographic and population shifts, and changes in construction spending by federal, state, and local governments. A prolonged downturn in the construction industry may occur and affect the demand for aggregate products.
     Demand for aggregates, particularly in the commercial and residential construction markets, could continue to be negatively impacted if companies and consumers are unable to obtain credit for construction projects or if the economic slowdown causes delays or cancellations of capital projects. State and federal budget issues may continue to decrease the funding available for infrastructure spending. The lack of available credit has limited the ability of states to issue bonds to finance construction projects.
     A portfolio company’s failure to satisfy financial or operating covenants imposed by us or others could lead to defaults and, potentially, acceleration of its loans and foreclosure on the assets securing such loans, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the investments that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our investment as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. This could negatively impact our ability to pay Distributions and cause the value of our shares to decline.
     Portfolio Turnover Risk
     Our annual portfolio turnover rate has ranged between 6% and 29% and we anticipate that it will range between 10%–30% in the future, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in our Adviser’s execution of investment decisions. The types of MLPs in which we invest have historically made cash distributions to limited partners, the substantial portion of which would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital and would have the effect of lowering our basis in such investment. As a result, most of the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on gains based on the difference between our basis in the investment and the sales price. As a result, we may be required to pay taxes on such sales even if the sales price is below the original purchase price. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting gains, and the cash available to us to pay Distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our Distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies — Investment Practices — Portfolio Turnover” and “Tax Matters.”
     Derivatives Risk
     We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, enter into various interest rate transactions such as swaps or credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.
     We may write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.
     Depending on whether we would be entitled to receive net payments from the counterparty on a swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap transaction. Early termination of a swap could result in a termination payment by or to us.
     The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps in connection with any use by us of Leverage Instruments. To the extent interest rates decline, the value of the interest rate swap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce our net earnings.
     Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of Leverage Instruments. Depending on whether we would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.
     Short Sales Risk
     Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

     Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.
Risks Related to Our Business and Structure
     Use of Leverage
     Under normal market conditions, we expect to utilize Leverage Instruments in an amount that represents approximately 20%–30% of our total assets. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.
     The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of such Leverage Instruments, the use of leverage could cause our net asset value to decline. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.
     Our common stockholders bear the costs of leverage through higher operating expenses. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional Leverage Instruments by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for Distributions on our common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay Distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of Leverage Instruments.
     Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to our Adviser may be higher than if we did not use leverage.
     Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any bank debt, other forms of borrowings and debt securities (collectively, “Indebtedness”) are senior to the rights of holders of common stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare Distributions, including Distributions with respect to common stock or purchase common stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Indebtedness. In addition, we may not be permitted to pay Distributions on common stock unless all accrued interest on Indebtedness have been paid, or set aside for payment.
     In an event of default under any Leverage Instruments, the lenders have the right to cause a liquidation of collateral (i.e., sell portfolio securities) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

     Certain types of leverage may subject us to certain affirmative covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay Distributions on common stock in certain instances. In addition, we may be subject to certain negative covenants relating to transaction with affiliates, mergers and consolidation, among others. Our Adviser does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.
     While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.
     The Indebtedness that we issue will generally have maturity dates ranging from 1-10 years from the date of issuance. If we are unable to refinance such Leverage Instruments when they mature we may be forced to sell securities in our portfolio to repay such Leverage Instruments. Further, if we do not repay the Leverage Instruments when they mature, we will trigger an event of default on our Indebtedness which will increase the interest rate on such Indebtedness and give the holders of such Indebtedness certain rights.
     Our Credit Facility has a $70 million commitment, a three year term (maturing on March 30, 2013), and outstanding loan balances under the Credit Facility accrue interest at an annual rate of LIBOR plus 2.00% based on the current borrowings and the current borrowing base. Our interest rate could increase to LIBOR plus 3.00% if our borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in Public MLPs and investments in bank debt and high yield bonds which are traded).
     Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from Private MLPs is limited to no more than 25% of the total borrowing base and there is a limit of $7 million of borrowing base contribution from any single issuer. If one of our investments becomes “non-performing”, it will reduce our borrowing base and could cause us to be in default under the terms of our Credit Facility. Debt investments are generally characterized as non-performing if such investments are in default of any payment obligations and Private MLP equity investments are generally characterized as non-performing if such investments fail to pay distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount.
     The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants. Under the terms of the Credit Facility, if borrowings exceed 90% of borrowing base, we are restricted in paying Distributions to stockholders to no more than the amount of “distributable cash flow” for the current and prior three quarters.
     When our Credit Facility matures we currently plan to renew it. The terms of any new facility may be less favorable than our current terms. Our funding cost could increase and our borrowing base may decrease. If we are unable to renew our Credit Facility when it matures we may be forced to sell securities in our portfolio to repay any outstanding loans under this facility.
     Tax Risks of Investing in our Common Stock
     In addition to other risk considerations, an investment in our common stock will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

     We cannot assure you what percentage of the Distributions paid on our common stock, if any, will be treated as qualified dividend income, or return of capital or what the tax rates on various types of income or gain will be in future years. Under current law, qualified dividend income received by individual stockholders is taxed at the maximum federal tax rate of 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on qualified dividend income is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2010 and the maximum 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% for such taxable years.
     Deferred Tax Risks. As a limited partner in the MLPs in which we invest, we will be allocated our distributive share of income, gains, losses, deductions, and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on our distributive share of a MLP’s income and gains that is not offset by tax deductions, losses, and credits, or our capital or net operating loss carryforwards or other applicable deductions, if any. The percentage of a MLP’s income and gains which is offset by tax deductions, losses, and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to us.
     We rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated capital or deferred taxes. Such estimates are made in good faith. From time to time, as new information becomes available, we modify our estimates or assumptions regarding our deferred taxes.
     Deferred income taxes reflect (1) taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of our investments and (2) the tax benefit of accumulated capital or net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments.
     To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of a deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of a deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused. If a valuation allowance is required to reduce a deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.
     Valuation Risk
     A large percentage of our portfolio investments will consist of securities of non-traded companies. The fair value of these securities may not be readily determinable. We will value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from our Adviser, a third party independent valuation firm and our valuation committee. We may also be required to value any publicly traded securities at fair value as determined in good faith by our Board of Directors to the extent necessary to reflect significant events affecting the value of those securities. Our Board of Directors will utilize the services of an independent valuation firm to review the fair value of any securities prepared by our Adviser. The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by our board of directors may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.
     Management Risk; Dependence on Key Personnel of Kayne Anderson
     Our portfolio is subject to management risk because it is actively managed. Our Adviser applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.
     We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the energy industry. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management — Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that KAFA will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.
     Conflicts of Interest of Kayne Anderson
     Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us that differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.
     Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with companies in the energy sector. Additionally, to the extent that Kayne Anderson sources and structures private investments in companies in the energy sector, certain employees of Kayne Anderson may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in a company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.
     KAFA also manages Kayne Anderson MLP Investment Company, a closed end investment company listed on the NYSE under the ticker “KYN,” Kayne Anderson Energy Total Return Fund, Inc., a closed end investment company listed on the NYSE under the ticker “KYE,” and KA First Reserve, LLC, a private investment fund with approximately $394 million in total assets as of August 31, 2010, and KACALP manages several private investment funds (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in Public MLPs and Energy Companies. Further, KAFA may at some time in the future, manage other investment funds with the same investment objective as ours.
     Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

     We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.
     The investment management fee paid to our Adviser is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of our Adviser, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our securities. See “Net Asset Value.”
     Our Adviser has not assumed any responsibility to us other than to provide the services described in the investment management agreement, and it will not be responsible for any action of our Board of Directors in declining to follow our Adviser’s advice or recommendations. Pursuant to the investment management agreement, our Adviser and its members, managers, officers and employees will not be liable to us under the investment management agreement for their acts absent willful misconduct, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our Adviser and its members, managers, officers and employees with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of our Adviser not constituting willful misconduct, bad faith, gross negligence or reckless disregard in the performance of their duties. These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.
     Risk of Owning Securities of Affiliates
     From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its outstanding voting securities or any of Kayne Anderson’s employees serves as a director of such company. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our Adviser), principal underwriters and affiliates of those affiliates or underwriters.
     We believe that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partnership interests of MLPs in which we invest. As a result, it is possible that the SEC staff may consider that the certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.
     In light of the ambiguity of the definition of voting securities, we do not intend to treat any class of limited partnership interests of MLPs we hold as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or we have an economic interest of sufficient size that otherwise gives us the de facto power to exercise a controlling influence over such MLP. We believe this treatment is appropriate given that the general partner controls the MLP, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the MLP due to the size of an economic interest, the security holders have no control over the MLP.
     There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.
     Competition Risk
     We operate in a highly competitive market for investment opportunities with competitors who may have greater resources, a lower cost of capital and the ability to invest in Energy Companies at interest rates and rates of return lower than those that we will offer or at other terms more favorable than we will offer or require. This may cause us to lose investment opportunities or cause us to invest on less favorable terms, and, as a result, the value of the shares you purchase or the amount of any dividends you receive may decline.
     Anti-Takeover Provisions
     Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock.”
     Market Price Discount From Net Asset Value Risk
     Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, Distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of Distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the offering price.
     Certain Affiliations
     We are affiliated with KA Associates, Inc., a Financial Industry Regulatory Authority, Inc., or FINRA, member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities.
     Short Term Performance Risk
     We could experience fluctuations in our quarterly operating results due to a number of factors, including changes in the fair values of our portfolio investments, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of distributions (if any) on the equity interests we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
     Investing in shares of our common stock is intended for investors seeking long-term capital growth and income and is not meant to provide a vehicle for those who invest for short-term profit potential. A significant portion of the portfolio securities we own are generally illiquid. An investment in our shares should not be considered a complete investment program. You should take into account your investment objectives as well as your other investments when considering the purchase of our common stock.

DISTRIBUTIONS
     We have paid Distributions to common stockholders every fiscal quarter since inception. The following table sets forth information about Distributions we paid to our common stockholders, percentage participation by common stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of common stock as a result of such participation (the information in the table is unaudited):

		Percentage of
		Common Stockholders	Amount of	Additional Shares
		Electing to	Corresponding	of Common Stock
		Participate in	Reinvestment	Issued through
Distribution Payment	Amount of	Distribution	through Distribution	Distribution
Date to Common	Distribution	Reinvestment	Reinvestment	Reinvestment
Stockholders	per Share	Program	Program(1)	Program(1)
January 12, 2007	$0.220	0.9%	$19	—
April 26, 2007	0.320	8.7	277	11
July 26, 2007	0.400	11.1	443	17
October 26, 2007	0.405	13.6	552	23
January 17, 2008	0.410	14.4	594	—
May 1, 2008	0.415	13.6	569	22
July 31, 2008	0.420	16.2	685	31
October 30, 2008	0.420	17.3	734	—
January 29, 2009	0.350	15.9	562	—
April 30, 2009	0.350	12.6	445	—
July 30, 2009	0.300	13.3	404	31
October 29, 2009	0.300	11.9	362	30
January 28, 2010	0.300	12.5	380	26
April 29, 2010	0.300	12.8	390	26
July 29, 2010	0.300	12.3	376	26

(1)	Numbers in thousands.
     We intend to continue to pay quarterly Distributions to our common stockholders, funded in part by our net distributable income generated from our portfolio investments. The net distributable income generated from our portfolio investments is the amount received by us as cash or paid-in-kind distributions from Energy Companies, interest payments received on debt securities owned by us and other payments on securities owned by us, if any, less operating expenses, current taxes on our taxable income, if any, and our leverage costs. We expect that a significant portion of our future Distributions will be treated as a return of capital to stockholders for tax purposes.
     Our quarterly Distributions to common stockholders, if any, will be determined by our Board of Directors and will be subject to meeting the covenants of our Credit Facility, if any, and asset coverage requirements of the 1940 Act. There is no assurance we will continue to pay regular Distributions or that we will do so at a particular rate.
     The 1940 Act generally limits our long-term capital gain distributions to one per year. This limitation does not apply to that portion of our Distributions that is not characterized as long-term capital gain (e.g., return of capital or distribution of interest income). Although we have no current plans to do so, we may in the future apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make periodic distributions of long-term capital gains provided that our distribution policy with respect to our common stock calls for periodic (e.g., quarterly) distributions in an amount equal to a fixed percentage of our average NAV over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. We cannot assure you that if we apply for this exemption, the requested relief will be granted by the SEC in a timely manner, if at all.
     Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, we expect that a significant portion of our Distributions will be paid from sources other than our current or accumulated earnings and profits. The portion of the Distribution which exceeds our current or accumulated earnings and profits will be treated as a return of capital to the extent of a stockholder’s basis in our common stock, then as capital gain. See “Tax Matters.”

DISTRIBUTION REINVESTMENT PLAN
     We have adopted a distribution reinvestment plan (the “DRIP”) that provides that unless you elect to receive your Distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company (the “Plan Administrator”), in additional shares of our common stock. If you elect to receive your Distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.
     No action is required on the part of a registered stockholder to have such stockholder’s cash Distribution reinvested in shares of our common stock. Unless you or your brokerage firm decides to opt out of the DRIP, the number of shares of common stock you will receive will be determined as follows:
     (1) The number of shares to be issued to a stockholder shall be based on the share price equal to 95% of the closing price of our common stock one day prior to the dividend payment date.
     (2) Our Board of Directors may, in its sole discretion, instruct us to purchase shares of our common stock in the open market in connection with the implementation of the DRIP as follows: if our common stock is trading below NAV at the time of valuation, upon notice from us, the Plan Administrator will receive the Distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the NAV at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the NAV at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the Distribution had been paid entirely in common stock issued by us.
     You may withdraw from the DRIP at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the DRIP is terminated, you will receive a certificate for each whole share in your account under the DRIP and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.
     The Plan Administrator maintains all common stockholders’ accounts in the DRIP and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the DRIP.
     There is no brokerage charge for reinvestment of your Distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.
     Automatically reinvesting Distributions does not mean that you do not have to pay income taxes due upon receiving Distributions. See “Tax Matters.”
     If you hold your common stock with a brokerage firm that does not participate in the DRIP, you will not be able to participate in the DRIP and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

     The Plan Administrator’s fees under the DRIP will be borne by us. There is no direct service charge to participants in the DRIP; however, we reserve the right to amend or terminate the DRIP, including amending the DRIP to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the DRIP, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the DRIP may be obtained from American Stock Transfer & Trust Company at 59 Maiden Lane, New York, New York 10038.

INVESTMENT OBJECTIVE AND POLICIES
Investment Objective
     Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the voting securities are present or represented by proxy, or (ii) more than 50% of the voting securities, whichever is less. There can be no assurance that we will achieve our investment objective.
Investment Policies
     The following investment policies are considered non-fundamental and may be changed by the board of directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change.
•	Under normal market conditions, we will invest at least 80% of our total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including Midstream Energy Companies, Upstream Energy Companies, and Other Energy Companies.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, currency or market risks.

•	We seek to enhance our total returns through the use of leverage, which may include bank debt, other forms of borrowings and the issuance of debt securities and preferred stock (each a “Leverage Instrument” and collectively, the “Leverage Instruments”). There is no assurance that we will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of our total return. Under normal market conditions, we expect to use leverage in an aggregate amount equal to 20% to 30% of our total assets, which includes assets obtained through such leverage. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% of our total assets to the extent permitted by the 1940 Act.
Description of Energy Companies
     Midstream Energy Companies. Midstream Energy Companies are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products. Services provided by Midstream Energy Companies relating to natural gas include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline). Services provided by Midstream Energy Companies relating to crude oil include the gathering, transportation, storage and terminalling of crude oil. Services provided by Midstream Energy Companies relating to refined petroleum include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream Energy Companies may also operate ancillary businesses including the marketing of the products and logistical services.
     Upstream Energy Companies. Upstream Energy Companies are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs. After extraction and production, these natural resources are sold, either before or after they are processed and transported, to various parties including Midstream Energy Companies, downstream energy businesses, and retail or industrial end-users. As the underlying reserves of an Upstream Energy Company are produced, the remaining reserves available are depleted. Upstream Energy Companies may seek to maintain or expand their reserves and production through exploration of new sources of supply, through the development of existing sources, or through purchases of reserves from other companies.

     Other Energy Companies. Other Energy Companies include businesses engaged in (a) owning, leasing, managing, producing, processing and sale of coal and coal reserves; (b) the marine transportation of crude oil, refined petroleum products, LNG, as well as other energy-related natural resources using tank vessels and bulk carriers; and (c) refining, marketing and distributing refined energy products, such as motor gasoline and propane to retail customers and industrial end-users.
Form of Investments
     A majority of our investments are in entities structured as MLPs, which includes both publicly traded MLPs (“Public MLPs”) and non-traded MLPs (“Private MLPs”), which are non-traded limited partnerships structured much like Public MLPs. MLPs are generally structured as limited partnerships that have two classes of limited partner interests — common units and subordinated units. The general partner of the MLP is typically owned by an energy company, an investment fund, the direct management of the limited partnership or is an entity owned by one or more of such parties. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights, or IDRs, in addition to its general partner interest in the MLP.
     MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
     Public MLPs
     Public MLPs are publicly traded entities that are structured as limited partnerships or as limited liability companies treated as partnerships for federal income tax purposes. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a Public MLP, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.
     Private MLPs
     Private MLPs are generally structured like Public MLPs with respect to having common and subordinated limited partner interests, and general partner interests. However, Private MLPs are not required to meet the qualified source of income as required by Section 7704 (d) of the Internal Revenue Code. While Private MLPs may include IDRs, they also may include other units which provide the general partner with incentives to growth the business prior to a triggering event such as a sale or initial public offering.
     Types of MLP Securities
     The following summarizes in further detail certain features of MLP securities. Also summarized below are certain features of I-Shares, which represent an ownership interest that is issued by an affiliated party of an MLP.

     Common Units. Common units represent a limited partnership interest and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We purchase common units in market transactions as well as in primary issuances directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. The MLPs in which we invest generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
     Subordinated Units. Subordinated units are typically issued by MLPs to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the MLP, and outside investors such as us. We may purchase subordinated units from these persons as well as newly-issued subordinated units from the MLPs. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied.
     Subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including partnerships with smaller capitalization or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
     General Partner Interests. General partner interests of MLPs are typically retained by their original sponsors, such as its management teams, corporate partners, entities that sell assets to the MLP, and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the majority of the limited partners choose to remove the general partner, typically with a supermajority vote.
     Incentive Distribution Rights (“IDRs”). Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally owned by the same entities that own the general partner interests.
     I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. The two existing I-Shares are traded on the NYSE.
Our Portfolio
     Under normal market conditions, our portfolio investments will be allocated (i) between 50% and 70% in equity securities of Private MLPs, (ii) between 30% and 50% in equity securities of Public MLPs and (iii) between 0% and

20% in debt securities of public and private Energy Companies. Such allocations may change based on market conditions or the sale of one of our Private MLPs.
     The following summarizes the securities that we currently own or are expected to invest in based on current market conditions:
     Private MLP Equity Securities. Our investments in Private MLPs are generally in the form of common units, preferred units, or IDRs. We may, under certain circumstances also invest in subordinated units and general partner interests. These securities are generally designed to pay cash distributions, but we may agree to receive distributions in the form of additional securities (which we refer to as Pay in Kind or PIK distributions) in certain circumstances.
     Public MLP Securities. Our investments in Public MLPs and their affiliates are generally in the form of common units or I-Shares. We may, under certain circumstances also invest in preferred units, subordinated units, general partner interests or IDRs.
     Debt Securities. The debt securities in which we invest are generally either senior or subordinated securities, which may be secured with a first lien, a second lien or are unsecured. The interest rates on such securities can be either fixed rate or variable rate. Such securities may include a conversion feature which allows the holder to convert the debt into shares of the issuer. We are permitted, but do not currently expect to make, investments in debt securities that are “perpetual” in that they have no maturity date and debt securities that have zero coupon, contingent or deferred interest or pay-in-kind features.
Additional Information About Our Portfolio Investments
     To a lesser extent, we also may invest in the investments discussed below.
     Mezzanine Investments. We may invest in rated or unrated subordinated debt or preferred stock, in each case with warrants or other equity components (“Mezzanine Investments”). These Mezzanine Investments will have a stated interest rate or preferred dividend, payable in cash, as well as warrants or other equity features that will allow us to participate in the potential increase in equity value. We may lend to such Energy Companies on a subordinated basis in arrangements where the Energy Companies will have incurred or be permitted to incur debt that ranks in right of payment equally with, or senior to, the companies’ obligations to us. By the terms of such senior debt instruments, the holders of senior debt will be entitled to full payment of principal or interest prior to us, which may prevent us from obtaining some or any value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy. In the case of debt ranking equally with the subordinated debt that we own, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy. Subordinated debt will typically bear interest at a higher rate than senior debt in order to compensate for greater credit risk.
     Preferred stock has a preference over common stock in liquidation but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
     Warrants are securities issued by companies enabling the owners to subscribe to and purchase a specified quantity of equity securities of the issuer at a specified price during a specified period of time. The warrants in which we may invest may become exercisable for common units or common shares upon the occurrence of specified liquidity events such as an initial public offering. In certain instances, the class of warrants in which we may invest may convert to common units upon specified liquidity events based on certain performance measures. The purchase of warrants involves the risk that we could lose the purchase value of a right or warrant if the right to subscribe to additional equity securities is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.
     Temporary Defensive Position. During periods in which the Adviser determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our assets in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.
Investment Practices
     Interest Rate Swaps. We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.
     Covered Calls. To a lesser extent, we may write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.
     Use of Arbitrage and Other Derivative-Based Strategies. To a lesser extent, we may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, or (iii) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.”
     Other Risk Management Strategies. To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk.”
     Portfolio Turnover. We anticipate that our annual portfolio turnover rate will range between 10% and 30%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters.”

USE OF LEVERAGE
     We generally will seek to enhance our total returns through the use of financial leverage, which may include Leverage Instruments. Under normal market conditions, we expect to utilize Leverage Instruments in an amount that represents 20%–30% of our total assets. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of August 31, 2010, we had $52 million borrowed on our Credit Facility which represented 20.8% of our total assets. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. We anticipate any Indebtedness being in the form of bank debt, although we may use other forms of borrowings and debt securities issued by us. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments.
     Leverage creates risk for our common stockholders, including the likelihood of greater volatility of NAV and market price of the shares, and the risk of fluctuations in interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the Distributions paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, our Adviser in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to our common stockholders.
     The fees paid to our Adviser are calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the investment management fee payable to our Adviser may be higher than if we did not use a leveraged capital structure. Consequently, we and our Adviser may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors — Additional Risks Related to Our Common Stock — Leverage Risk to Common Stockholders.”
     The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Indebtedness and may secure any such Indebtedness by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Indebtedness, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Indebtedness over the stated interest rate.
     Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an “asset coverage” of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.
     The rights of our lenders to receive interest on and repayment of principal of any Indebtedness will be senior to those of our common stockholders, and the terms of any such Indebtedness may contain provisions which limit certain of our activities, including the payment of Distributions to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.
     Certain types of Leverage Instruments subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay Distributions on common stock in certain circumstances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. We also may become subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not currently anticipated that these covenants or guidelines will impede our Adviser from managing our portfolio in accordance with our investment objective and policies.
     In an event of default under any Indebtedness, the lenders have the right to cause a liquidation of collateral and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.
     Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. If we issue preferred stock, we intend, to the extent possible, to purchase or redeem it from time to time to the extent necessary in order to maintain asset coverage on such preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit dividends and other distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our Directors will be elected by the holders of preferred stock as a class. Our remaining Directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our Directors.
     We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of Distributions and the settlement of securities transactions which otherwise might require untimely dispositions of our securities.
     Effects of Leverage
     The interest rates payable by us on our borrowings made under our Credit Facility may vary between LIBOR plus 2.00% and LIBOR plus 3.00%. Outstanding loan balances accrue interest daily at a rate of LIBOR plus 2.00% based on current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and investments in bank debt and high yield bonds which are traded), the interest rate will increase to LIBOR plus 3.00%. As of August 31, 2010, we had $52 million borrowed under our Credit Facility. We pay a commitment fee of 0.50% per annum on any unused amounts of the $70 million commitment for the Credit Facility. Assuming 1-month LIBOR of 0.3% and the commitment fee on the unused amount of the Credit Facility at August 31, 2010, our average annual cost of leverage would be 2.47%. Total returns generated by our portfolio as of August 31, 2010 must exceed 0.88% in order to cover such expenses associated with leverage. These numbers are merely estimates used for illustration; actual interest rates on the Indebtedness will vary frequently and may be significantly higher or lower than the rate estimated above.
     The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio total returns are hypothetical figures and are not necessarily indicative of the investment portfolio total returns experienced or expected to be experienced by us. Further, the assumed investment portfolio total returns are after (net of) all of our expenses other than expenses associated with leverage; but such leverage expenses are deducted when determining the common stock total return. See “Risk Factors — Risks Related to Our Business and Structure — Use of Leverage.”
     The table further reflects the issuance of Leverage Instruments representing 20.8% of our total assets (actual leverage at August 31, 2010) and our estimated leverage costs of 2.47%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(13.9)%	(7.5)%	(1.1)%	5.3%	11.6%
     Common stock total return is composed of two elements: common stock Distributions paid by us (the amount of which is largely determined by our net distributable income after paying interest on our Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to experience capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

MANAGEMENT
Directors and Officers
     Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by our Adviser. Our Board currently consists of six directors. The Board of Directors consists of a majority of directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who serve at the Board’s discretion, and are responsible for our day-to-day operations. Additional information regarding our Board and its committees is set forth under “Management” in our SAI.
Investment Adviser
     KA Fund Advisors, LLC (“KAFA”) is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (“Advisers Act”). KAFA also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is Kayne Anderson Capital Advisors, L.P. (“KACALP”), a California limited partnership and an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.
     KAFA’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey, who have each served as our portfolio managers since inception in 2006. Our portfolio managers draw on the experience and expertise of other professionals at Kayne Anderson, including its Chairman, Richard Kayne, and its President and Chief Executive Officer, Robert V. Sinnott, as well as James C. Baker, Richard J. Farber, David L. LaBonte, Ron M. Logan, Kurt Prohl, Jody C. Meraz, Marc A. Minikes, Michael E. Schimmel and David O. Schumacher.
     Kevin S. McCarthy has served as our Chief Executive Officer and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company since June 2004, of Kayne Anderson Energy Total Return Fund since May 2005 and of Kayne Anderson Midstream/Energy Energy Fund, Inc. since September 2010. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, Mr. McCarthy was Global Head of Energy at UBS Securities LLC. In this role, Mr. McCarthy had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. Mr. McCarthy began his investment banking career in 1984. Mr. McCarthy earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
     J.C. Frey is our Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager, and is a Senior Managing Director of Kayne Anderson. Mr. Frey serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Executive Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson MLP Investment Company and Kayne Anderson Energy Total Return Fund. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. In addition to the closed-end funds, Mr. Frey manages approximately $2 billion in assets in MLPs and Midstream Energy Companies and other Kayne Anderson Funds. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.
     Richard A. Kayne is Chairman of Kayne Anderson and its affiliated broker-dealer, KA Associates, Inc. Mr. Kayne began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of the firm’s capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. Mr. Kayne earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.
     Robert V. Sinnott is President and Chief Executive Officer for Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was Vice President and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, Mr. Sinnott served as Director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a Vice President and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, Mr. Sinnott received an MBA degree in Finance from Harvard University.
     James C. Baker is a Senior Managing Director of Kayne Anderson, providing analytical support for investments in the MLP area. He also serves as our Executive Vice President and as Executive Vice President of Kayne Anderson MLP Investment Company, Kayne Anderson Energy Total Return Fund and Kayne Anderson Midstream/Energy Fund, Inc. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, Mr. Baker focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. Mr. Baker received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.
     Richard J. Farber is a Senior Managing Director of Kayne Anderson. Mr. Farber is responsible for trading and hedging, and serves as Portfolio Manager for arbitrage strategies. Mr. Farber joined Kayne Anderson in 1994. From 1990 to 1994, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group, specializing in energy trading. Mr. Farber also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, Mr. Farber received his MBA degree in Finance from UCLA’s Anderson School of Management.
     David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in the MLP industry. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Midstream Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, Mr. LaBonte was a Vice President in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.
     Ron M. Logan, Jr. is a Managing Director of Kayne Anderson, and our Senior Vice President. Prior to joining Kayne Anderson in 2006, Mr. Logan was an independent consultant to several leading energy firms. From 2003 to 2005, he served as Senior Vice President of Ferrellgas Inc. with responsibility for the firm’s supply, wholesale, transportation, storage, and risk management activities. Before joining Ferrellgas, Mr. Logan was employed for six years by Dynegy Midstream Services where he was Vice President of the Louisiana Gulf Coast Region and also headed the company’s business development activities. Mr. Logan began his career with Chevron Corporation in 1984, where he held positions of increasing responsibility in marketing, trading and commercial development through 1997. Mr. Logan earned a BS degree in Chemical Engineering from Texas A&M University in 1983 and an MBA degree from the University of Chicago in 1994.
     Kurt Prohl is a Managing Director of Kayne Anderson. Prior to joining Kayne Anderson in 2007, Mr. Prohl was a Vice President in the energy investment banking group at BMO Capital Markets. At BMO, he focused on securities underwriting and mergers and acquisitions across the energy sector, including the MLP industry. Prior to joining BMO in 2005, Mr. Prohl was a Director in the energy investment banking group at UBS Securities LLC and Paine Webber Incorporated, focusing on the MLP industry. He began his finance career with the IBM Credit Corporation in 1989. Mr. Prohl earned a BA degree in both Business and Political Science from Lafayette College in 1989 and an MBA degree from the Amos Tuck School at Dartmouth College in 1996.
     Jody C. Meraz is a research analyst for Kayne Anderson. He is responsible for providing research coverage and analytical support in the MLP industry. Prior to joining Kayne Anderson in 2005, Mr. Meraz was a member of the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a BA degree in Economics from the University of Texas at Austin in 2001 and an MBA degree in Finance and Economics from the University of Chicago in 2010.
     Marc A. Minikes is a research analyst for Kayne Anderson. He is responsible for providing research coverage of the utility industry and marine transportation industry. Prior to joining Kayne Anderson in 2006, Mr. Minikes was a member of the electric utility equity research team at Citigroup Investment Research. Between 2002 and 2004 he worked as a research analyst at GE Asset Management where he focused on high-yield securities in the utility, merchant power and pipeline sectors. Mr. Minikes earned a BA degree in History from the University of Michigan in 1992, an MA degree in Latin American Studies from the University of California at Los Angeles in 1996 and an MBA degree in Finance and Economics from the University of Chicago in 2002. Mr. Minikes is a Chartered Financial Analyst charterholder.
     Michael E. Schimmel is a research analyst for Kayne Anderson. He is responsible for co-managing the high yield bond and bank loan allocations within several Kayne Anderson funds as well as serving as a research analyst for several industries. Prior to joining Kayne Anderson in 2005, Mr. Schimmel was a credit analyst and convertible bond trader at Akanthos Capital Management, LLC, a Los Angeles based hedge fund that specializes in convertible arbitrage and capital structure arbitrage. From 1994 to 1999 and from 2001 to 2003, he worked as a high-yield credit analyst at Trust Company of the West, where he followed several industries, including industrials and cyclicals. Mr. Schimmel earned a BA degree in Economics from Pomona College in 1993 and an MBA degree from the UCLA Anderson School of Management in 2001.
     David O. Schumacher is a research analyst for Kayne Anderson. He is responsible for providing high-yield security analysis. Prior to joining Kayne Anderson in 2007, Mr. Schumacher was a high-yield analyst at Trust Company of the West following the chemical, refining, paper/packaging, industrial and service industries. From 2003 to 2005, he worked as a high-yield analyst at Caywood-Scholl Capital Management, a San Diego based high-yield bond manager. Mr. Schumacher earned a BA degree in Public Policy Analysis and Chemistry at Pomona College in 1994 and an MBA degree from the UCLA Anderson School of Management in 2003.
     Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.
     The principal office of our Adviser is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning Kayne Anderson, including a description of the services to be provided by our Adviser, see “—Investment Management Agreement” below.
Investment Management Agreement
     Pursuant to an investment management agreement (the “Investment Management Agreement”) between us and our Adviser, we pay a management fee, computed and paid quarterly at an annual rate of 1.75% of our average total assets.
     For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to or proceeds from the use of leverage instruments), minus the sum of accrued and unpaid Distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that we may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by us.
     In addition to our Adviser’s management fee, we pay all other costs and expenses of our operations, such as compensation of our Directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of our Adviser reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.
     The Investment Management Agreement will continue in effect from year to year after its current one-year term so long as its continuation is approved at least annually by our Board of Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The continuation of the Investment Management Agreement for a one-year term expiring on October 2, 2011 was so approved by our Board of Directors, including a majority of Independent Directors. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of our outstanding voting securities (accompanied by appropriate notice). It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the Investment Management Agreement to an affiliate of our Adviser would normally not cause a termination of the Investment Management Agreement.
     Because our Adviser’s fee is based upon a percentage of our total assets, our Adviser’s fee will be higher to the extent we employ financial leverage. In this regard, if we use leverage in an amount equal to 30% of our total assets, the management fee payable to our Adviser would be 2.13% of our net assets attributable to common stock. See “Fees and Expenses.”

NET ASSET VALUE
     We determine our NAV as of the close of regular session trading on the NYSE no less frequently than the last business day of each quarter, and make our NAV available for publication quarterly. NAV is computed by dividing the value of all of our assets (including accrued interest and distributions and current and deferred income tax assets), less all of our liabilities (including accrued expenses, Distributions payable, current and deferred income taxes, and any Indebtedness), and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.
     We may hold a substantial amount of securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by us for which reliable market quotations are not readily available, valuations will be determined by our Board of Directors under a valuation policy and a consistently applied valuation process. Unless otherwise determined by our Board of Directors, the following valuation process is used for such securities:
•	Investment Team Valuation. The applicable investments are initially valued by senior investment professionals of our Adviser responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of our Adviser. Such valuations are submitted to the Valuation Committee (a committee of our Board of Directors) on a quarterly basis.

•	Valuation Committee. The Valuation Committee meets each quarter to consider new valuations presented by our Adviser, if any, which were made in accordance with procedures adopted by our Board of Directors in such quarter. The Valuation Committee’s valuation determinations are subject to ratification by our Board of Directors.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by our Board of Directors reviews the valuation methodologies and calculations employed for these securities. The independent valuation firm provides third-party valuation consulting services to the Board of Directors which consist of certain limited procedures that we identified and requested them to perform.

•	Board of Directors Determination. Our Board of Directors meets quarterly to consider the valuations provided by our Adviser and the Valuation Committee, and ratify valuations for the applicable securities. Our Board of Directors considers the reports provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.
     During the course of such valuation process, whenever possible, privately-issued equity and debt investments are valued using comparisons of valuation ratios of the portfolio companies that issued such equity and debt securities to any peer companies that are publicly traded. The value derived from this analysis is then discounted to reflect the illiquid nature of the investment. We also utilize comparative information such as acquisition transactions, public offerings or subsequent equity sales to corroborate its valuations. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments in privately-issued securities may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.
     Factors that we may take into account in fair value pricing its investments include, as relevant, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities, the nature and realizable value of any collateral and other relevant factors.
     Unless otherwise determined by our Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, our Adviser will determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

     Publicly traded securities with a readily available market price listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
     Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, we may not be able to purchase or sell energy debt securities at the quoted prices due to the lack of liquidity for these securities.
     Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our NAV. Exchange traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.
     Because we are a corporation that is obligated to pay income taxes we accrue income tax liabilities and assets. As with any other asset or liability, our tax assets and liabilities increase or decrease our net asset value.
     We may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate the associated deferred tax liability (or deferred tax asset). Such estimates will be made in good faith. From time to time we will modify our estimates and/or assumptions regarding our deferred tax liability (or deferred tax asset) as new information becomes available. To the extent we modify our estimates and/or assumptions, our net asset value would likely fluctuate.
     Deferred income taxes reflect taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of our investments and the tax benefit of accumulated capital or net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments.
     To the extent we have a net deferred tax asset; consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused.
     Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions and the resultant generation of taxable income. Unexpected significant decreases in MLP cash distributions or significant declines in the fair value of our portfolio of investments may change our assessment regarding the recoverability of a deferred tax asset and would likely result in a valuation allowance.
     If a valuation allowance is required to reduce a deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

DESCRIPTION OF CAPITAL STOCK
     The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.
Capital Stock
     Our authorized capital consists of 200,000,000 shares of common stock, $0.001 par value per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
     Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series that we have authority to issue under our Charter and under the 1940 Act. Additionally, our Charter authorizes the Board of Directors to classify and reclassify any unissued common stock into other classes or series of preferred stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of us that might otherwise be in the stockholders’ best interest. Under Maryland law, stockholders generally are not liable for our debts or obligations.
Common Stock
     General. As of September 30, 2010, we had 10,242,094 shares of common stock outstanding. Shares of our common stock are listed on the New York Stock Exchange under the symbol “KED.”
     All common stock offered pursuant to this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive Distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of Distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.
     Distributions. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefore.
     The yield on our common stock will likely vary from period to period depending on factors including the following:
•	market conditions;

•	the timing of our investments in portfolio securities;

•	the securities comprising our portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of borrowings and other leverage by us;

•	the effects of leverage on our common stock;

•	the timing of the investment of offering proceeds and leveraged proceeds in portfolio securities; and

•	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yield on the common stock.
     Limitations on Distributions. So long as we are subject to the terms of our Credit Facility, our ability to make Distributions with respect to our capital stock may be restricted. The terms of our Credit Facility allow us to make certain Distributions to the holders of shares of our common stock if there is no event of default existing and our borrowings do not exceed 90% of our borrowing base after giving effect to the Distribution. If our borrowings exceed 90% of our borrowing base, we are restricted in paying Distributions to no more than the amount of distributable cash flow for the current and prior three quarters.
     Liquidation Rights. Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of our stock, including any preferred stock.
     Voting Rights. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.
     Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.
     Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. Any sale of common stock by us will be subject to the requirement of the 1940 Act.
     At our 2010 Annual Meeting of Stockholders, our stockholders approved a proposal that authorizes us to sell shares of our common stock at a net price, after deducting underwriting fees and offering expenses, below the current NAV per share of such stock, subject to certain conditions. We have represented that we will only sell shares of our common stock at a price below NAV per share if both of the following conditions are met:
1.	A majority of our Independent Directors make a determination, based on information and a recommendation from our Adviser, that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in the NAV.

2.	Immediately following the offering of common stock, after deducting offering expenses and underwriting fees and commissions, the NAV per share of the common stock, as determined at any time within two business days of pricing of the common stock to be sold, would not have been diluted by greater than a total of 5% of such value per share of all outstanding common stock. We will not be subject to a maximum number of shares that can be sold or a defined minimum sales price per share in any offering so long as the aggregate number of shares offered and the price at which such shares are sold in one transaction (or a series of related transactions) together would not result in dilution of the NAV per share of our common stock in excess of the 5% limitation.
     This authorization will remain in force until the date of our 2011 Annual Meeting of Stockholders, which is expected to be held in June 2011. We intend to set forth a similar proposal at our 2011 Annual Meeting of

Stockholders, as well as in subsequent years; however, there is no guarantee that this authorization will be continued from year to year in the future.
Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws
     The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
     Classified Board of Directors. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2013, 2011 and 2012, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
     Election of Directors. Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. As noted above, pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.
     Number of Directors; Vacancies; Removal. Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law or more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
     Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
     Action by Stockholders. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
     Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
     Calling of Special Meetings of Stockholders. Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
     Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.
Debt Securities
     Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities or other evidence of indebtedness (including bank borrowings) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings will rank senior to the common stock and the preferred stock (if any).
     General. On March 30, 2010, we entered into our Credit Facility pursuant to a secured credit agreement with the financial institutions party thereto from time to time as lenders, Suntrust Bank, as administrative agent, Citibank N.A., as syndication agent, UBS Securities LLC, as documentation agent, and Suntrust Robinson Humphrey, Inc., as arranger and book manager. The Credit Facility provides for revolving and swingline loans in an aggregate amount not to exceed the lesser of (i) $70 million and (ii) our borrowing base, which is comprised of the sum of the advance rates of the value of our portfolio investments as set forth in the Credit Facility. Our obligations arising under the Credit Facility are secured and are senior in right of payment to any of our other indebtedness or obligations to the extent of the value of the assets that secure such obligations. The Credit Facility will terminate on the earliest of (x) March 30, 2013, (y) our termination of the Credit Facility, and (z) the termination of the Credit Facility by the lenders upon the occurrence and continuance of an event of default under the Credit Facility.
     Interest. The loans under the Credit Facility will accrue interest at either (a) the base rate (which is the higher of (i) Suntrust Bank’s prime rate, (ii) the Federal funds rate plus 1/2% per annum or (iii) one-month LIBOR rate plus 1.00%) or (b) the one-month, two-month, three-month or six-month LIBOR rate plus, in each case, applicable margin. The applicable margin is 1.00% per annum for base rate loans and 2.00% per annum for LIBOR rate loans, provided, that, at any time the aggregate amount of loans under the Credit Facility exceeds the sums of the advance rates of the value of certain of our portfolio investments that constitute cash, cash equivalents and securities for which quotations are available, applicable margin will be 2.00% per annum for base rate loans and 3.00% for LIBOR rate loans. Interest on debt securities shall be payable when due. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock (if any).

     Financial Covenants. The Credit Facility contains certain financial covenants which (a) require us to maintain asset coverage of at least 300%, and (b) prohibit us from permitting (i) the value of our portfolio investments that generally can be converted into cash to be less than 10% of the aggregate amount borrowed under the Credit Facility during any period when the aggregate amount borrowed under the Credit Facility is greater than 90% of our borrowing base under the Credit Facility, and (ii) our shareholders equity at the last day of any fiscal quarter to be less than the greater of (x) 40% of our total assets as of the last day of such fiscal quarter (determined in accordance with GAAP) and (ii) $70 million plus 25% of the net proceeds of the sale of our capital stock.
     Certain Negative Covenants. The Credit Facility includes certain negative covenants that are typical for transactions of this nature. These negative covenants include a restriction on the incurrence of additional indebtedness, making of Distributions without respect to our capital stock, and the issuance of certain preferred stock, in each case, subject to certain exceptions.
     Limitations under the 1940 Act. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as any obligations under the Credit Facility are outstanding, additional debt securities must rank on a parity with our obligations under the Credit Facility with respect to the payment of interest and upon the distribution of our assets. Borrowings also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act.
     Prepayment. To the extent permitted under the 1940 Act and Maryland law, we may, at our option, prepay our obligations under the Credit Facility, in whole or in part, at any time from time to time, upon advance prior notice, without penalty or premium except for the reimbursement of certain costs incurred by the lenders in connection with prepayment of a loan accruing interest at the LIBOR rate before the end of the applicable interest period.
     Events of Default and Acceleration of Obligations under Credit Facility; Remedies. Any one of the following events will constitute an “event of default” under the terms of the Credit Facility:
•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 3 business days;

•	default in the payment of the principal of any loan under the Credit Facility whether at its stated maturity or at a date fixed for prepayment or by declaration or otherwise;

•	default in the performance, or breach, of any financial covenants, any negative covenants and affirmative covenants concerning the timely notification of the lenders of events of default, maintenance of corporate existence and the timely provision of financial statements to the lenders;

•	default in the performance, or breach, of any covenant (other than those covenants described above) of ours under the terms of certain of any material indebtedness other than amounts borrowed under the Credit Facility, and continuance of such default or breach for a period of 30 days after the earlier of (1) any of our officers obtaining actual knowledge of such default and (2) our receipt of written notice of such default from any lender or agent;

•	Our Adviser or a permitted affiliate ceases to retain its advisory duties over us;

•	if the aggregate principal amount of the outstanding loans under the Credit Facility exceeds our borrowing base for a period of 5 or more consecutive days;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	other defaults with respect to Borrowings in an aggregate principal amount of at least $5.0 million, including payment defaults and any other default that would cause (or permit the holders of such Borrowings to declare) such Borrowings to be due prior to stated maturity;

•	if our representations and warranties or any representations and warranties of our officers made in connection with transactions relating to the Credit Facility prove to have been incorrect when made;

•	if the liens securing the obligations under the Credit Facility shall for any reason cease to be valid and perfected, or the security documents entered into in connection with the Credit Facility shall for any reason cease to be valid and binding on us; and

•	other certain “events of default” provided with respect to the Credit Facility that are typical for Borrowings of this type.
     Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of the obligations arising under the Credit Facility may, upon written notice to us, declare such obligations immediately due and payable, terminate the commitments to make loans or extend credit under the Credit Facility, exercise all remedies under any agreements relating to the Credit Facility or at law or equity, including, without limitation, foreclosing on our assets that secure the obligations under the Credit Facility. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all obligations under the Credit Facility and all the commitments to make loans and extend credit under the Credit Facility terminate.
     Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the lenders shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the lenders under the Credit Facility, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The lenders under the Credit Facility shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of our obligations under the Credit Facility, which may be payable or deliverable in respect of our obligations under the Credit Facility in any such case, proceeding, dissolution, liquidation or other winding up event.
     Unsecured creditors of ours may include, without limitation, service providers including our Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may, in addition to the lenders under the Credit Facility, include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.
     A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.
     Voting Rights. The lenders of the Credit Facility have no voting rights, except to the extent required by law. The 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

OUR STRUCTURE; COMMON STOCK REPURCHASES
AND CHANGE IN OUR STRUCTURE
Closed-End Structure
     Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at NAV at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.
     Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their NAV, but in some cases trade at a premium. See “Market and Net Asset Value Information” for a summary of our trading history. The market price may be affected by NAV, Distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of Distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to NAV. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our NAV and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for our common stock at NAV or our possible conversion to an open-end mutual fund. There can be no assurance that the Board of Directors will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to NAV per share of our common stock. Based on the determination of the Board of Directors in connection with our initial public offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies and the trading history of our common stock relative to our NAV since our initial public offering, it is highly unlikely that the Board of Directors would vote to convert us to an open-end investment company.
Repurchase of Common Stock and Tender Offers
     In recognition of the possibility that our common stock may trade at a discount to NAV and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with our Adviser, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from NAV that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to Borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Borrowings would increase our expenses and reduce our net income.
     There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of its NAV. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of NAV for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.

     Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any preferred stock outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.
Possible Conversion to Open-End Fund Status
     Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Capital Stock” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem any preferred stock then outstanding (which would require in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS
     The following discussion of federal income tax matters is based on the advice of our counsel, Paul, Hastings, Janofsky & Walker LLP.
     This section and the discussion in our SAI summarize the material U.S. federal income tax consequences of owning our securities for U.S. taxpayers. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. Except as otherwise provided, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe any state, local or foreign tax consequences. As with any investment, you should consult your own tax professional about your particular consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in us.
Federal Income Taxation of Kayne Anderson Energy Development Company
     We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our net taxable income. We are also obligated to pay state income tax on our net taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We invest our assets principally in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we report our allocable share of the MLP’s taxable income, loss, deduction, and credits in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments generally will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the amount of cash flow or the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is 35%, but we may be subject to a 20% alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular income tax.
     Deferred income taxes reflect (1) taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of our investments and (2) the tax benefit of accumulated capital or net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments.
     To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused.
     Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions in the future and the resultant generation of taxable income. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of our portfolio of investments may change our assessment regarding the recoverability of the deferred tax asset and would likely result in a valuation allowance.
     If a valuation allowance is required to reduce a deferred tax asset in the future, it could have a material impact on our NAV and results of operations in the period it is recorded.

     In calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to alternative minimum tax.
     We will not elect to be treated as a regulated investment company under the Code. The Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income and satisfies certain source of income and asset diversification requirements. Thus, the regulated investment company taxation rules have no current application to us or to our stockholders.
Federal Income Taxation of Holders of Our Common Stock
     Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our gross income, gains, losses, deductions, or credits in computing its own taxable income. Our Distributions are treated as a tax dividend to the stockholder to the extent of our current or accumulated earnings and profits. If the distribution exceeds our earnings and profits, the distribution will be treated as a return of capital to our common stockholder to the extent of the stockholder’s basis in our common stock, and then as capital gain. Common stockholders will receive a Form 1099 from us (rather than a Schedule K-1 from each MLP if the stockholder had invested directly in the MLPs) and will recognize dividend income only to the extent of our current and accumulated earnings and profits.
     Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from a MLP will exceed our share of such MLP’s income. Thus, we anticipate that only a portion of our Distributions will be treated as dividend income to our common stockholders. As a corporation for tax purposes, our earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs are amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make Distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income.
     Our Distributions that are treated as dividends generally will be taxable as ordinary income to holders, but (i) are expected to be treated as “qualified dividend income” that is currently subject to reduced rates of federal income taxation for noncorporate stockholders, and (ii) may be eligible for the dividends received deduction available to corporate stockholders, in each case provided that certain holding period requirements are met. Qualified dividend income is currently taxable to noncorporate stockholders at a maximum federal income tax rate of 15% for taxable years beginning on or before December 31, 2010. Thereafter, qualified dividend income will be taxed at ordinary income rates unless further legislative action is taken.
     If a distribution exceeds our current and accumulated earnings and profits, such distribution will be treated as a non-taxable adjustment to the basis of the stock to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the stock is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2010. Corporations are taxed on capital gains at their ordinary graduated rates.

     If a holder of our common stock participates in our DRIP, such stockholder will be taxed upon the amount of Distributions as if such amount had been received by the participating stockholder and the participating stockholder reinvested such amount in additional common stock, even though such holder has received no Distribution from us with which to pay such tax.
     Sale of Our Common Stock
     The sale of our stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of our stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such shares of stock are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss, generally taxable as described above. A holder’s ability to deduct capital losses may be limited.
     Investment by Tax-Exempt Investors and Regulated Investment Companies
     Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income, or UBTI. Because we are a corporation for federal income tax purposes, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction or have our business activities attributed to it. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of our common stock is debt-financed. In general, common stock would be debt-financed if the tax-exempt owner of common stock incurs debt to acquire common stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if that common stock had not been acquired.
     As stated above, an owner of our common stock will not report on its federal income tax return any of our items of gross income, gain, loss and deduction. Instead, the owner will simply report income with respect to our Distributions or gain with respect to the sale of our common stock. Thus, Distributions with respect to our common stock will result in income that is qualifying income for a regulated investment company. Furthermore, any gain from the sale or other disposition of our common stock generally should constitute gain from the sale of stock or securities and generally should also result in income that is qualifying income for a regulated investment company. Finally, our common stock will constitute qualifying assets to regulated investment companies, which generally must own at least 50% in qualifying assets and not more than 25% in certain non-qualifying assets at the end of each quarter, provided such regulated investment companies do not violate certain percentage ownership limitations with respect to our stock.
     Backup Withholding and Information Reporting
     Backup withholding of U.S. federal income tax at the current rate of 28% may apply to the Distributions on our common stock to be made by us if you fail to timely provide taxpayer identification numbers or if we are so instructed by the Internal Revenue Service, or IRS. Any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner.
     Withholding Tax on Foreign Stockholders
     Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain Distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. In addition, recently enacted legislation may impose additional U.S. reporting and withholding requirements on certain foreign financial institutions and other foreign entities with respect to distributions on and proceeds from the sale or disposition of our stock. This legislation will generally be effective for payments made on or after January 1, 2013. Foreign stockholders should consult their tax advisors regarding the possible implications of this legislation as well as the other U.S. federal, state, local and foreign tax consequences of an investment in our stock.
State and Local Taxes
     Payment and Distributions with respect to our common stock also may be subject to state and local taxes.

     Tax matters are very complicated, and the federal, state local and foreign tax consequences of an investment in and holding of our common stock and preferred stock (if any) will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.
Tax Risks
     Investing in our securities involves certain tax risks, which are more fully described in the section “Risk Factors — Tax Risks of Investing in Our Common Stock”.

PLAN OF DISTRIBUTION
     We may sell our common stock from time to time under this prospectus and any related prospectus supplement in any one or more of the following ways (1) directly to one or more purchasers, (2) through agents for the period of their appointment, (3) to underwriters as principals for resale to the public, (4) to dealers as principals for resale to the public, (5) through “at-the-market” transactions or (6) pursuant to our DRIP.
     The securities may be sold from time to time in one or more transactions at a fixed price or fixed prices, which may change; at prevailing market prices at the time of sale; prices related to prevailing market prices; at varying prices determined at the time of sale; or at negotiated prices. The securities may be sold other than for cash, including in exchange transactions for non-control securities, or may be sold for a combination of cash and securities. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will describe the method of distribution of our securities offered therein.
     Each prospectus supplement relating to an offering of securities will state the terms of the offering, including:
•	the names of any agents, underwriters or dealers;

•	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•	the public offering or purchase price of the offered securities and the estimated net proceeds we will receive from the sale; and

•	any securities exchange on which the offered securities may be listed.
     Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
Direct Sales
     We may sell our common stock directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the Securities Act, for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the internet, to sell offered securities directly. We will describe the terms of any of those sales in a prospectus supplement.
Distribution Through Agents
     We may offer and sell our common stock on a continuous basis through agents that we designate. We will name any agent involved in the offer and sale and describe any commissions payable by us in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.
     Offers to purchase securities may be solicited directly by the issuer or by agents designated by the issuer from time to time. Any such agent, who may be deemed to be an underwriter as the term is defined in the Securities Act, involved in the offer or sale of the offered securities in respect of which this prospectus is delivered will be named, and any commissions payable by the issuer to such agent set forth, in a prospectus supplement.
Distribution Though Underwriters
     We may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public either on a firm commitment or best efforts basis. If we sell securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased or the Underwriting Agreement may be terminated. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Sales of the offered securities by underwriters may be in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The prospectus supplement describes the method of reoffering by the underwriters. The prospectus supplement will also describe the discounts and commissions to be allowed or paid to the underwriters, if any, all other items constituting underwriting compensation, and the discounts and commissions to be allowed or paid to dealers, if any. If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the prospectus supplement, to cover any overallotments.
Distribution Through Dealers
     We may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the prospectus supplement.
Distribution Through Remarketing Firms
     One or more dealers, referred to as “remarketing firms,” may also offer or sell the securities, if the prospectus supplement so indicates, in connection with a remarketing arrangement contemplated by the terms of the securities. Remarketing firms will act as principals for their own account or as agents. These remarketing firms will offer or sell the securities in accordance with the terms of the securities. The prospectus supplement will identify any remarketing firm and the terms of its agreement, if any, with us and will describe the remarketing firm’s compensation. Remarketing firms may be deemed to be underwriters in connection with the securities they remarket.
Distribution Through At-the-Market Offerings
     We may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for us.
General Information
     Agents, underwriters, or dealers participating in an offering of securities and remarketing firms participating in a remarketing of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they may act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.
     We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.
     If indicated in the applicable prospectus supplement, we may authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include: commercial and savings banks, insurance companies, pension funds, educational and charitable institutions and others, but in all cases these institutions must be approved by us. The obligations of any purchaser under any contract will be subject only to those conditions described in the applicable prospectus supplement. The underwriters and the other agents will not have any responsibility for the validity or performance of the contracts. The applicable prospectus supplement will describe the commission payable for solicitation of those contracts.
     We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third parties may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and will be identified in the applicable prospectus supplement (or a post-effective amendment).
     We may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus.
     In connection with any offering of the securities in an underwritten transaction, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the offered securities or any other securities. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.
•	An overallotment in connection with an offering creates a short position in the offered securities for the underwriters’ own account.

•	An underwriter may place a stabilizing bid to purchase an offered security for the purpose of pegging, fixing, or maintaining the price of that security.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the offered securities by bidding for, and purchasing, the offered securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.
     Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.
     Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.
     We will not require underwriters or dealers to make a market in the securities. Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.

     Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries, if any, in the ordinary course of business.
     In compliance with the guidelines of FINRA, the maximum commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.
     The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus. The place and time of delivery for the offered securities in respect of which this prospectus is delivered are set forth in the accompanying prospectus supplement.
     To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.
     A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by the underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.
Distribution Reinvestment Plan
     We may issue and sell shares of common stock pursuant to our DRIP.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT
     American Stock Transfer & Trust Company, or AST, acts as our transfer agent and dividend-paying agent. Please send all correspondence to American Stock Transfer & Trust Company at 59 Maiden Lane, New York, New York 10038. For its services, AST receives a fixed fee per account. We will reimburse AST for certain out-of-pocket expenses, which may include payments by AST to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to AST in connection with maintaining common stockholder accounts.
ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT
     Ultimus Fund Solutions, LLC, or Ultimus, provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
     JPMorgan Chase Bank, N.A. is the custodian of our common stock and other assets. JPMorgan Chase Bank, N.A. is located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254.
     Ultimus is also our fund accountant. Ultimus assists in the calculation of our NAV and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.
LEGAL MATTERS
     Certain legal matters in connection with the securities offered hereby will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, or Paul Hastings, Los Angeles, California. Paul Hastings may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, that counsel will be named in the prospectus supplement related to that offering.

TABLE OF CONTENTS OF OUR STATEMENT OF ADDITIONAL INFORMATION

Page
INVESTMENT OBJECTIVE	SAI-1
MANAGEMENT	SAI-8
CONTROL PERSONS	SAI-18
INVESTMENT ADVISER	SAI-18
CODE OF ETHICS	SAI-19
PROXY VOTING PROCEDURES	SAI-19
PORTFOLIO MANAGER INFORMATION	SAI-20
PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-21
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS	SAI-22
TAX MATTERS	SAI-23
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-26
EXPERTS	SAI-26
OTHER SERVICE PROVIDERS	SAI-26
REGISTRATION STATEMENT	SAI-27
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
FORM OF PROSPECTUS SUPPLEMENT
(To Prospectus dated      , 201 )
Subject to completion, dated      , 201 .
Shares
Common Stock
$0.001 per share

     We are offering            shares of our common stock. We are a non-diversified, closed-end management investment company that began investment activities on September 21, 2006. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing primarily in securities of companies that derive the majority of their revenue from activities in the energy industry (which we refer to in this prospectus collectively as “Energy Companies”), consisting of: (a) Midstream Energy Companies, (b) Upstream Energy Companies and (c) Other Energy Companies. Midstream Energy Companies are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products. Upstream Energy Companies are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs. Other Energy Companies are businesses engaged in (i) owning, leasing, managing, producing, processing and selling of coal and coal reserves; (ii) the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and (iii) refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users. This prospectus supplement, together with the accompanying prospectus dated      , 2010, sets forth the information that you should know before investing.
     Our currently outstanding shares of common stock are, and the common stock offered by this prospectus supplement and accompanying prospectus, subject to notice of issuance, will be, listed on the New York Stock Exchange under the symbol “KED.” The last reported sale price of our common stock on      , 201 was            per share. The net asset value (“NAV”) per share of our common stock at the close of business on      , 201 was .
     This investment involves risks. See “Risk Factors” beginning on page 12 of the accompanying Base Prospectus.

	Per Share	Total
Public offering price	$	$
Underwriting discounts	$	$
Proceeds, before expenses, to us	$	$

     We have granted the underwriters an option to purchase up to an additional            shares of our common stock at the public offering price, less the underwriting discount, to cover over-allotments, if any.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement. Any representation to the contrary is a criminal offense.

[Underwriter(s)]

The date of this prospectus supplement is      , 201 .

Prospectus Supplement
Prospectus

     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus, which we refer to collectively as the “Prospectus.” This prospectus supplement and the accompanying prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the base prospectus. The base prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the base prospectus or prospectus supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is

S-i

not permitted to make such offer or sale. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus, or the sale of the securities. Our business, financial condition, results of operations and prospects may have changed since that date.
     You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated         , 2010 (the “SAI”), as supplemented from time to time, containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus supplement. You may request a free copy of our SAI by calling (713) 493-2020, or by writing to us. Electronic copies of the base prospectus, our stockholder reports and our SAI are also available on our website (http://www.kaynefunds.com). You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
     This prospectus supplement, the accompanying prospectus and the SAI contain forward-looking statements. All statements other than statements of historical facts included in this prospectus that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this prospectus, including the risks outlined under “Risk Factors,” will be important in determining future results. In addition, several factors that could materially affect our actual results are the ability of Energy Companies in which we invest to achieve their objectives, our ability to source favorable private investments, the timing and amount of distributions from the Energy Companies in which we intend to invest, the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.
     Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus supplement, the accompanying prospectus or the SAI or are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. We acknowledge that, notwithstanding the foregoing statements, the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

S-ii

PROSPECTUS SUPPLEMENT SUMMARY
     This summary highlights selected information contained elsewhere in this prospectus supplement. This summary provides an overview of selected information and does not contain all of the information you should consider before investing in our common stock. You should read carefully the entire prospectus supplement, the accompanying prospectus, including the section entitled “Risk Factors,” the SAI, and the financial statements and related notes, before making an investment decision.
The Company
     Kayne Anderson Energy Development Company, a Maryland corporation, is a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high total return with an emphasis on current income. We seek to achieve this objective by investing primarily in securities of companies that derive the majority of their revenue from activities in the energy industry, which we refer to collectively as Energy Companies. Our common stock is traded on the New York Stock Exchange (the “NYSE”) under the symbol “KED.”
     We began investment activities on September 21, 2006 following our initial public offering. As of      , 201 , we had            shares of common stock outstanding, net assets applicable to our common stock of $        million and total assets of approximately $        million.
Investment Adviser
     KA Fund Advisors, LLC, or KAFA, is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), a SEC-registered investment adviser. As of      , 201 , Kayne Anderson and its affiliates managed assets of $        billion, including $           billion in the securities of Energy Companies. Kayne Anderson has invested in Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the energy market that enables it to identify and take advantage of investment opportunities in both publicly traded MLPs (“Public MLPs”) and non-traded MLPs (“Private MLPs”). Private MLPs and Public MLPs are collectively referred to herein as “MLPs”. MLPs, or master limited partnerships, are generally structured as limited partnerships and limited liability companies. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private MLPs and other private investments.
     The principal business address of the Adviser is 717 Texas Avenue, Suite 3100, Houston, Texas 77002.
[Portfolio Investments]
[Distributions]
[Recent Developments]

The Offering

Common stock we are offering	shares

Common stock to be outstanding after this offering	shares

Use of proceeds after expenses

Risk factors	See “Risk Factors” and other information included in the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

NYSE symbol	“KED”

Stockholder Transaction Expense:

Underwriting discounts and commissions (as a percentage of offering price)%

Net offering expenses borne by us (as a percentage of offering price)%

Dividend Reinvestment Plan Fees (1)	None

(1)	You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders, to sell your common stock held in a dividend reinvestment account.
     The number of shares outstanding after the offering assumes the underwriters’ over allotment option is not exercised. If the over allotment option is exercised in full, we will issue and sell an additional            shares.

FINANCIAL HIGHLIGHTS
[TO BE FURNISHED AT TIME OF OFFERING]

USE OF PROCEEDS
     We estimate that the net proceeds from the sale of the            shares of common stock that we are offering will be approximately $        million, after deducting the underwriting discount and estimated offering expenses payable by us. If the underwriters exercise their over-allotment option in full, we estimate that our net proceeds from this offering will be approximately $        million, after deducting the underwriting discount and estimated offering expenses payable by us.
     We intend to use the net proceeds of the offering from selling shares of our common stock to make investments in portfolio companies in accordance with our investment objectives and policies, to repay indebtedness, and for general corporate purposes.
     At      , 201 , we had outstanding borrowings on our senior secured revolving credit facility (our “Credit Facility”) of $        and the interest rate was      %. Any borrowings under our Credit Facility will be used to fund investments in portfolio companies and for general corporate purposes. Any amounts repaid under our Credit Facility will remain available for future borrowings.
     Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make interest payments on any Borrowings.

CAPITALIZATION
     The following table sets forth our capitalization (i) as of      , 201 and (ii) as adjusted to give effect to the issuance of the common shares offered hereby. As indicated below, common stockholders will bear the offering costs associated with this offering.

	As of	, 201
	Actual	As Adjusted
($ in 000s,
except per share data)
(Unaudited)
Cash and cash equivalents	$	$(1)
Short-Term Debt:
[None.]	$	$
Long-Term Debt:
Credit facility	$	$
Total Debt	$	$
Common Stockholders’ Equity:
Common stock, $0.001 par value per share, 200,000,000 shares authorized ( shares issued and outstanding; shares issued and outstanding as adjusted)(2)(3)	$	$
Paid-in capital(4)
Net investment loss, net of income taxes less dividends
Accumulated realized gains on investments, securities sold short and interest rate swap contracts, net of income taxes

Net unrealized gains on investments and interest rate swap contracts, net of income taxes
Net assets applicable to common stockholders	$	$

(1)	As described under “Use of Proceeds,” we intend to use the net proceeds from this offering to make investments in portfolio companies in accordance with our investment objective. Pending such investments, we anticipate either investing the proceeds in short-term securities or money market instruments.

(2)	[We do not hold any of these outstanding securities for our own account.]

(3)	This does not include shares that may be issued in connection with the underwriters’ over allotment option.

(3)	As adjusted, additional paid-in capital reflects the proceeds of the issuance of shares of common stock offered hereby ($ ), less $0.001 par value per share of common stock ($ ), less the underwriting discount ($ ) and less the net estimated offering costs borne by us ($ ) related to the issuance of the shares.

UNDERWRITING
[TO BE FURNISHED AT TIME OF OFFERING]

LEGAL MATTERS
     Certain legal matters in connection with our common stock will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, Los Angeles, California, and for the underwriter by         . Paul, Hastings, Janofsky & Walker LLP and            may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.
WHERE YOU CAN FIND MORE INFORMATION
     We are subject to the informational requirements of the Exchange Act and the Investment Company Act of 1940, as amended, and are required to file reports our annual, semi-annual and quarterly reports, and the SAI), proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended November 30, 2009. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. You can obtain the same information free of charge from the SEC’s website at www.sec.gov. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549
     This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

Shares
Common Stock

PROSPECTUS SUPPLEMENT

, 201

$150,000,000
Common Stock

PROSPECTUS

, 201

SUBJECT TO COMPLETION, DATED OCTOBER 7, 2010
KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF ADDITIONAL INFORMATION
     Kayne Anderson Energy Development Company (referred to herein as “we,” “our,” “us,” or “the Company”), a Maryland corporation, is a non-diversified closed-end management investment company. KA Fund Advisors, LLC (referred to herein as “KAFA” or the “Adviser”) is our investment adviser. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”).
     This Statement of Additional Information (the “SAI”) relates to the offering, from time to time, of our securities. This SAI does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated           , 2010 and any related prospectus supplement. This SAI does not include all information that a prospective investor should consider before purchasing any of our securities. Investors should obtain and read our prospectus and any related prospectus supplement prior to purchasing any of our securities. A copy of our prospectus and any related prospectus supplement may be obtained from us without charge by calling (713) 493-2020 or on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus and any related prospectus supplement.
This SAI is dated           , 2010.

Page
INVESTMENT OBJECTIVE	SAI-1
MANAGEMENT	SAI-8
CONTROL PERSON	SAI-18
INVESTMENT ADVISER	SAI-18
CODE OF ETHICS	SAI-19
PROXY VOTING PROCEDURES	SAI-19
PORTFOLIO MANAGER INFORMATION	SAI-20
PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-21
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS	SAI-22
TAX MATTERS	SAI-23
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-26
EXPERTS	SAI-26
OTHER SERVICE PROVIDERS	SAI-26
REGISTRATION STATEMENT	SAI-27
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

INVESTMENT OBJECTIVE
Investment Objective
     Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the voting securities are present or represented by proxy, or (ii) more than 50% of the voting securities, whichever is less. There can be no assurance that we will achieve our investment objective.
Investment Policies
     We, as a fundamental policy, may not, without the approval of the holders of a majority of our outstanding voting securities:
     (1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; provided that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
     (2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
     (3) Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
     (4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations and/or engaging in direct corporate loans in accordance with our investment objective and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.
     (5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.
     (6) Modify our intention to concentrate our investments in the energy industry.
     The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the board of directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change.
     Under normal market conditions, we expect to invest at least 80% of our total assets in securities of Energy Companies.
     We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, currency or market risks.
     We seek to enhance our total returns through the use of leverage, which may include the issuance of Leverage Instruments. We currently expect to use leverage in an aggregate amount equal to 20%–30% of our total assets, which includes assets obtained through such leverage. However, based upon market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% of our total assets to the extent permitted by the 1940 Act.

SAI-1

Description of Energy Companies
     Midstream Energy Companies. Midstream Energy Companies are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products. Services provided by Midstream Energy Companies relating to natural gas include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline). Services provided by Midstream Energy Companies relating to crude oil include the gathering, transportation, storage and terminalling of crude oil. Services provided by Midstream Energy Companies relating to refined petroleum include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream Energy Companies may also operate ancillary businesses including the marketing of the products and logistical services.
     Upstream Energy Companies. Upstream Energy Companies are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs. After extraction and production, these natural resources are sold, either before or after they are processed and transported, to various parties including Midstream Energy Companies, downstream energy businesses, and retail or industrial end-users. As the underlying reserves of an Upstream Energy Company are produced, the remaining reserves available are depleted. Upstream Energy Companies may seek to maintain or expand their reserves and production through exploration of new sources of supply, through the development of existing sources, or through purchases of reserves from other companies.
     Other Energy Companies. Other Energy Companies include businesses engaged in (a) owning, leasing, managing, producing, processing and sale of coal and coal reserves; (b) the marine transportation of crude oil, refined petroleum products, LNG, as well as other energy-related natural resources using tank vessels and bulk carriers; and (c) refining, marketing and distributing refined energy products, such as motor gasoline and propane to retail customers and industrial end-users.

SAI-2

Form of Investments
     A majority of our investments are in entities structured as MLPs, which includes both publicly traded MLPs (“Public MLPs”) and non-traded MLPs (“Private MLPs”), which are non-traded limited partnerships structured much like Public MLPs. MLPs are generally structured as limited partnerships that have two classes of limited partner interests — common units and subordinated units. The general partner of the MLP is typically owned by an energy company, an investment fund, the direct management of the limited partnership or is an entity owned by one or more of such parties. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights, or IDRs, in addition to its general partner interest in the MLP.
     MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
     Public MLPs
     Public MLPs are publicly traded entities that are structured as limited partnerships or as limited liability companies treated as partnerships for federal income tax purposes. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a Public MLP, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

SAI-3

     Private MLPs
     Private MLPs are generally structured like Public MLPs with respect to having common and subordinated limited partner interests, and general partner interests. However, Private MLPs are not required to meet the qualified source of income as required by Section 7704(d) of the Code in order to be treated as partnerships for federal income tax purposes, provided that interests in such Private MLPs are not traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) within the meaning of Section 7704(b) of the Code. While Private MLPs may include IDRs, they also may include other units which provide the general partner with incentives to grow the business prior to a triggering event such as a sale or initial public offering.
     Types of MLP Securities
     The following summarizes in further detail certain features of MLP securities. Also summarized below are certain features of I-Shares, which represent an ownership interest that is issued by an affiliated party of an MLP.
     Common Units. Common units represent a limited partnership interest and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We purchase common units in market transactions as well as in primary issuances directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. The MLPs in which we invest generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
     Subordinated Units. Subordinated units are typically issued by MLPs to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the MLP, and outside investors such as us. We may purchase subordinated units from these persons as well as newly-issued subordinated units from the MLPs. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied.
     Subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including partnerships with smaller capitalization or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

SAI-4

     General Partner Interests. General partner interests of MLPs are typically retained by their original sponsors, such as its management teams, corporate partners, entities that sell assets to the MLP, and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the majority of the limited partners choose to remove the general partner, typically with a supermajority vote.
     Incentive Distribution Rights (“IDRs”). Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally owned by the same entities that own the general partner interests.
     i-shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. The two existing I-Shares are traded on the NYSE.
     Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering are being invested, during periods in which our Adviser determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, we may temporarily refrain from implementing our investment strategy and invest all or a portion of our assets in cash or cash equivalents or high quality debt securities. Our Adviser’s determination that it is temporarily unable to follow certain aspects of our investment strategy or that it is impractical to do so may also occur during situations in which a market disruption event has occurred. In such a case, our common stock may be adversely affected and we may be hindered in pursuing our investment objective.
     Cash and cash equivalents are defined to include, without limitation, the following: (1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities;

SAI-5

(2) certificates of deposit issued against funds deposited in a bank or a savings and loan association (such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable); (3) repurchase agreements, which involve purchases of debt securities (at the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to repurchase the securities at a fixed price and time); (4) commercial paper, which consists of short-term unsecured promissory notes (characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest); (5) bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions; (6) bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest; and (7) shares of money market funds in accordance with the applicable provisions of the 1940 Act.
Our Portfolio
     Under normal market conditions, our portfolio investments will be allocated (i) between 50% and 70% in equity securities of Private MLPs, (ii) between 30% and 50% in equity securities of Public MLPs and (iii) between 0% and 20% in debt securities of public and private Energy Companies. Such allocations may change based on market conditions or the sale of one of our Private MLPs.
     The following summarizes the securities that we currently own or are expected to invest in based on current market conditions:
     Private MLP Equity Securities. Our investments in Private MLPs are generally in the form of common units, preferred units, or IDRs. We may, under certain circumstances also invest in subordinated units and general partner interests. These securities are generally designed to pay cash distributions, but we may agree to receive distributions in the form of additional securities (which we refer to as Pay in Kind or PIK distributions) in certain circumstances.
     Public MLP Securities. Our investments in Public MLPs and their affiliates are generally in the form of common units or I-Shares. We may, under certain circumstances also invest in preferred units, subordinated units, general partner interests or IDRs.
     Debt Securities. The debt securities in which we invest are generally either senior or subordinated securities, which may be secured with a first lien, a second lien or are unsecured. The interest rates on such securities can be either fixed rate or variable rate. Such securities may include a conversion feature which allows the holder to convert the debt into shares of the issuer. We are permitted, but do not currently expect to make, investments in debt securities that are “perpetual” in that they have no maturity date and debt securities that have zero coupon, contingent or deferred interest or pay-in-kind features.
     Additional Information About Our Portfolio Investments
     To a lesser extent, we also may invest in the investments discussed below.
     Mezzanine Investments. We may invest in rated or unrated subordinated debt or preferred stock, in each case with warrants or other equity components (“Mezzanine Investments”). These Mezzanine Investments will have a stated interest rate or preferred dividend, payable in cash, as well as warrants or other equity features that will allow us to participate in the potential increase in equity value. We may lend to such Energy Companies on a subordinated basis in arrangements where the Energy Companies will have incurred or be permitted to incur debt that ranks in right of payment equally with, or senior to, the companies’ obligations to us. By the terms of such senior debt instruments, the holders of senior debt will be entitled to full payment of principal or interest prior to us, which may prevent us from obtaining some or any value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy. In the case of debt ranking equally with the subordinated debt that we own, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy. Subordinated debt will typically bear interest at a higher rate than senior debt in order to compensate for greater credit risk.
     Preferred stock has a preference over common stock in liquidation but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
     Warrants are securities issued by companies enabling the owners to subscribe to and purchase a specified quantity of equity securities of the issuer at a specified price during a specified period of time. The warrants in which we may invest may become exercisable for common units or common shares upon the occurrence of specified liquidity events such as an initial public offering. In certain instances, the class of warrants in which we may invest may convert to common units upon specified liquidity events based on certain performance measures. The purchase of warrants involves the risk that we could lose the purchase value of a right or warrant if the right to subscribe to additional equity securities is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

SAI-6

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.
     Temporary Defensive Position. During periods in which the Adviser determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our assets in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.
Investment Practices
     Interest Rate Swaps. We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.
     Covered Calls. To a lesser extent, we may write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.
     Use of Arbitrage and Other Derivative-Based Strategies. To a lesser extent, we may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, or (iii) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk” in our prospectus.
     Other Risk Management Strategies. To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” in our prospectus.
     Portfolio Turnover. We anticipate that our annual portfolio turnover rate will range between 10% and 30%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters” in our prospectus.

SAI-7

MANAGEMENT
Directors and Officers
     Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The directors set broad policies for us and choose our officers. The members of our Board of Directors are as follows: William R. Cordes, Kevin S. McCarthy, Barry R. Pearl, Albert L. Richey, Robert V. Sinnot and William L. Thacker. The directors who are not “interested persons” of Kayne Anderson or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.”
     Under our Charter, our directors are divided into three classes. Each class of Directors hold office for a three year term. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
     None of our Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of our Adviser or its affiliates. We have no employees. Our officers are compensated by our Adviser. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The term of the second class expires in 2011, terms of the third and first classes expire in 2012 and 2013, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by our stockholders.
     The following table includes information regarding our directors and officers, and their principal occupations and other affiliations during the past five years. The addresses for all directors are 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067 and 717 Texas Avenue, Suite 3100, Houston, Texas 77002. Mr. McCarthy serves on the Board of Directors of Kayne Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), each a closed-end investment company registered under the 1940 Act that is advised by our Adviser.
Independent Directors

Number of
				Portfolios in Fund	Other Directorships
	Position(s) Held		Principal	Complex	Held by Director
Name	With	Term of Office /	Occupations During	(1) Overseen by	During the
(Year Born)	Registrant	Time of Service	Past Five Years	Director	Past Five Years
William R. Cordes (born 1948)	Director	3-year term (until the 2011 Annual Meeting of Stockholders). Served since 2008.	Retired from Northern Border Pipeline Company in April 2007 after serving as President from October 2000 to April 2007. Chief Executive Officer of Northern Border Partners, LP from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	1	Current:
• Boardwalk Pipeline Partners, LP (pipeline MLP) Prior:
• Northern Border Partners, L.P. (midstream MLP)

SAI-8

				Number of
				Portfolios in Fund	Other Directorships
	Position(s) Held		Principal	Complex	Held by Director
Name	With	Term of Office /	Occupations During	(1) Overseen by	During the
(Year Born)	Registrant	Time of Service	Past Five Years	Director	Past Five Years
Barry R. Pearl (born 1949)	Director	3-year term (until the 2011 Annual Meeting of Stockholders). Served since 2006.	Executive Vice President of Kealine, LLC, a private developer and operator of petroleum infrastructure facilities (and its affiliate WesPac Energy LLC, an energy infrastructure developer), since February 2007. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (the general partner of TEPPCO Partners, L.P.) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO Partners, L.P. from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.	1	Current:
					• Targa Resources Partners LP (midstream MLP) • Magellan Midstream Partners, L.P. (midstream MLP) Prior:
					• Seaspan Corporation (containership chartering) • TEPPCO Partners, L.P. (midstream MLP)

William L. Thacker (born 1945)	Director	3-year term (until the 2011 Annual Meeting of Stockholders). Served since 2006.	Retired from the Board of Texas Eastern Products Pipeline Company, LLC in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.	1	Current:
					• Copano Energy, L.L.C. (midstream MLP) • Mirant Corporation (electricity generation and sales) Prior:
					• Pacific Energy Partners, L.P. (midstream MLP)

Albert L. Richey (born 1949)	Director	3-year term (until the 2013 Annual Meeting of Stockholders). Served since 2006.	Vice President of Anadarko Petroleum Corporation since 2008; Vice President of Corporate Development from 2005 to 2008; Vice President and Treasurer from 1995 to 2005; and Treasurer from 1987 to 1995.	1	Current:
					• Boys & Girls Clubs of Houston • Boy Scouts of America

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Interested Director

				Number of
	Position(s) Held		Principal	Portfolios in Fund
Name	With	Term of Office /	Occupations During	Complex Overseen by	Other Directorships
(Year Born)	Registrant	Time of Service	Past Five Years	Director	Held by Director
Kevin S. McCarthy (2) (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer. Served since 2006.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN, KYE and KED since inception (KYN inception in 2004, KYE inception in 2005 and KED inception in 2006). President and Chief Executive Officer of Kayne Anderson Midstream/Energy Fund, Inc. since inception, September 2010. Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	4	Current:

•    KYN

•    KYE;

•    Kayne Anderson Midstream/Energy Fund, Inc.

•    Range Resources Corporation (oil and natural gas company)

•    International Resource Partners LP (coal mining)

•    Direct Fuel Partners, L.P. (transmix refining and fuels distribution

•    ProPetro Services, Inc. (oil field services)

•    K-Sea Transportation Partners LP (shipping MLP)

Robert V. Sinnott (born 1949)(3)	Director	3-year term (until the 2013 Annual Meeting of Stockholders). Served since 2006.	President, Chief Executive Officer and Senior Managing Director of Energy Investments of KACALP since 1992.	1	Current:
					• Plains All American, Pipeline L.P. (Pipeline MLP)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered Investment Companies advised by our Adviser, and, as a result, as of August 31, 2010, the Fund Complex included KYN, KYE and Kayne Anderson Midstream/Energy Fund, Inc.

(2)	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company by virtue of his employment relationship with our Adviser.

(3)	Mr. Sinnott is an “interested person” of us by virtue of his employment relationship as a Senior Managing Director with Kayne Anderson.

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Officers

			Principal	Other Directorships
Name	Position(s) Held	Term of Office /	Occupations During	Held by
(Year Born)	with Registrant	Time of Service	Past Five Years	Officer
Kevin S. McCarthy (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer. Served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN, KYE and KED since inception. (KYN inception in 2004, KYE inception in 2005 and KED inception in 2006). President and Chief Executive Officer of Kayne Anderson Midstream/Energy Fund, Inc. since inception, September 2010. Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	Current:

•    KYN

•    KYE

•    Kayne Anderson Midstream/Energy Fund Inc.

•    Range Resources Corporation (oil and natural gas company)

•    International Resource Partners LP (coal mining)

•    Direct Fuel Partners, L.P. (transmix refining and fuels distribution)

•    ProPetro Services, Inc. (oil field services)

•    K-Sea Transportation Partners LP (shipping MLP)

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer	Elected annually. Served since inception.	Chief Financial Officer and Treasurer of KYN and KYE since December 2005, of KED since September 2006 and of Kayne Anderson Midstream/Energy Fund, Inc. since September 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer	Elected annually. Served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYN since 2004, KYE since 2005, of KED since 2006 and of Kayne Anderson Midstream/Energy Fund, Inc. since September 2010.	None

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			Principal	Other Directorships
Name	Position(s) Held	Term of Office /	Occupations During	Held by
(Year Born)	with Registrant	Time of Service	Past Five Years	Officer
J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer, Assistant Secretary	Elected annually. Served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since 2008	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004, KYE since 2005 and of KED since 2006. Executive Vice President of KYN, KYE and KED since June 2008. Executive Vice President, Assistant Treasurer and Assistant Secretary of Kayne Anderson Midstream/Energy Fund, Inc. since September 2010.	None

Ron M. Logan (born 1960)	Senior Vice President	Elected annually. Served since 2006	Managing Director of KACALP and KAFA since September 2006. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002.	• VantaCore Partners, LP (aggregates MLP)

James C. Baker (born 1972)	Executive Vice President	Elected annually. Served as Vice President from 2005 to 2008. Served as Executive Vice President since 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Executive Vice President of KYN, KYE and KED since June 2008 and of Kayne Anderson Midstream/Energy Fund, Inc. since September 2010. Vice President of KYN from 2004 to 2008; KYE from 2005 to 2008 and KED from 2006 to 2008.	• ProPetro Services, Inc. (oilfield services) • Petris Technology, Inc. (data management for energy companies • K-Sea Transportation Partners LP (shipping MLP)

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Committees of the Board of Directors
     Our Board of Directors has three standing committees: the Nominating, Corporate Governance and Compensation Committee (the “Nominating Committee”), the Valuation Committee and the Audit Committee.
     The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. The members of the Nominating Committee are William R. Cordes, Barry R. Pearl, Albert L. Richey and William L. Thacker, each of whom is independent for purposes of the 1940 Act and applicable NYSE Corporate Governance Listing Standards. The Nominating Committee met one time during the fiscal year ended November 30, 2009. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address: 717 Texas Avenue, Suite 3100 Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.
     The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. The members of our Valuation Committee are Barry R. Pearl, Albert L. Richey, William L. Thacker and Kevin S. McCarthy. The Valuation Committee met four times during the fiscal year ended November 30, 2009
     The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board approval). The members of our Audit Committee are William R. Cordes, Albert L. Richey and William L. Thacker, each of whom is independent for purposes of the 1940 Act and applicable New York Stock Exchange (the “NYSE”) Corporate Governance Listing Standards. Mr. Cordes currently serves as Chairman of the Audit Committee. The Audit Committee met four times during the fiscal year ended November 30, 2009.
Director Compensation
     Our directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $55,000 annual retainer for serving as a director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,000 per Board meeting; $1,000 per Audit Committee meeting; and $1,000 for other committee meetings. The Chairman of the Audit Committee receives an additional $5,000 annually for serving as Chairman. Committee meeting fees are not paid unless the meeting is held on a day when there is not a Board meeting and the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.
     The following table sets forth compensation by us for the fiscal year ended November 30, 2009 to the Independent Directors. We have no retirement or pension plans.
     Pursuant to its charter, our Nominating, Corporate Governance and Compensation Committee, which is established by our Board, is responsible for overseeing the compensation of our Independent Directors. The following table sets forth the compensation paid by us during the fiscal year ended November 30, 2009 to the Independent Directors. No compensation is paid to directors who are “interested persons.” We have no retirement or pension plans or any compensation plans under which our equity securities were authorized for issuance.

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	Aggregate	Total Compensation
	Compensation	from Us and Fund
Director	from Us	Complex (1)
Independent Directors
William R. Cordes	$71,000	$71,000
Barry R. Pearl	$72,000	$72,000
Albert R. Richey	$67,000	$67,000
William L. Thacker	$71,000	$71,000

(1)	The Directors do not oversee any other Funds in the Fund Complex.
Security Ownership of Management
     As of November 30, 2009, certain officers of Kayne Anderson, including all of our officers, own, in the aggregate, approximately $2.2 million of our common stock.
     The following table sets forth the dollar range of our equity securities beneficially owned by our directors and equity securities in other investment companies overseen by the directors within the same family of investment companies beneficially owned by our directors as of November 30, 2009. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range (1) of	Registered Investment
	Our Equity Securities	Companies Overseen by
Name of Director	Owned by Director(2)	Director in Fund Complex(3)
Independent Directors
William R. Cordes	$10,001- $50,000	$10,001- $50,000
Barry R. Pearl	$50,001- $100,000	$50,001- $100,000
Albert L. Richey	Over $100,000	Over $100,000
William L. Thacker	$10,001- $50,000	$10,001- $50,000

Interested Director
Kevin S. McCarthy	Over $100,000	Over $100,000
Robert V. Sinnott	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

(2)	As of November 30, 2009, our officers and directors, as a group, owned less than 1% of any class of our outstanding equity Securities.

(3)	Mr. McCarthy is the only one of our directors who also serves on the Boards of Directors of KYN, KYE and Kayne Anderson Midstream/Energy Fund, Inc., each registered investment companies advised by our Adviser.
     As of November 30, 2009, our Independent Directors (and their immediate family members) do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our Adviser.
Information about Each Director’s Qualifications, Experience, Attributes or Skills
     The Board of Directors believes that each director has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as our directors in light of our business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of the directors have served as a member of the board of one other fund in our Fund Complex, public companies, or non-profit entities or other organizations other than us, and each of the directors has served on our Board for a number of years. They therefore have substantial boardroom experience and, in their service to us, have gained substantial insight as to our operation and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.
     In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-

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inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as our directors.
     Kevin S. McCarthy. Mr. McCarthy is our Chairman, President, Chief Executive Officer and co-portfolio manager. In this position, Mr. McCarthy has extensive knowledge of us, our operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYE, KYN and Kayne Anderson Midstream/Energy Fund, Inc., he is also on the board of directors of Range Resources Corporation, International Resource Partners LP, Pro Petro Services, Inc., Direct Fuel Partners, L.P., and K-Sea Transportation Partners LP. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility with us and the Adviser, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.
     Robert V. Sinnott. Mr. Sinnott is President, Chief Executive Officer and Senior Managing Director of Energy Investments of KACALP. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, L.P. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was Vice President and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, he served as Director of Corporate Finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a Vice President and Debt Analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, he received an MBA degree in Finance from Harvard University. Mr. Sinnott’s extensive experience investing in energy companies and serving as a board member of a public MLP enable him to provide valuable insights to the Board.
     William R. Cordes. Mr. Cordes has worked in the natural gas industry for more than 35 years, including positions as Chief Executive Officer of Northern Border Partners, L.P. (now ONEOK Partners, L.P.) and President of Northern Natural Gas Company and Transwestern Pipeline Company. Mr. Cordes began his career with Northern Natural Gas Company in 1970, and held a number of accounting, regulatory affairs and executive positions in the natural gas retail and interstate pipeline divisions of the company. Mr. Cordes currently serves on the Board of Directors of Boardwalk Pipeline Partners, LP, where he serves as a member of the Audit and Conflicts Committee, and he has served on the board of the Interstate Natural Gas Association of America and as past Chairman of the Midwest Energy Association. Mr. Cordes graduated from the University of Nebraska with a degree in Business Administration. Mr. Cordes’ extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, allows him to provide the Board with insight into the energy industry in general and natural gas pipelines in particular.
     Barry R. Pearl. Mr. Pearl is Executive Vice President of Kealine LLC (and its affiliate WesPac Energy LLC), a private developer and operator of petroleum infrastructure facilities. Mr. Pearl is a member of the Board of Directors of Targa Resources Partners LP, where he serves as Chairman of the Audit and Conflicts Committee. Mr. Pearl is also a member of the Board of Directors of Magellan Midstream Partners, L.P., where he serves as a member of the Audit Committee. From 2006 to 2010 Mr. Pearl was a member of the Board of Directors of Seaspan Corporation. Mr. Pearl was elected President of Texas Eastern Products Pipeline Company, LLC in February 2001 and Chief Executive Officer and director of TEPPCO Partners, L.P. (“TEPPCO”) in May 2002, where he served until December 31, 2005. Mr. Pearl was previously Chief Operating Officer of TEPPCO from February 2001 until May 2002. Prior to joining TEPPCO, Mr. Pearl was Vice President — Finance and Administration, Treasurer, Secretary and Chief Financial Officer of Maverick Tube Corporation from June 1998. Mr. Pearl was Senior Vice President and Chief Financial Officer of Santa Fe Pacific Pipeline Partners, L.P. from 1995 until 1998, and Senior Vice President, Business Development from 1992 to 1995. Mr. Pearl is past Chairman of the Executive Committee of the Association of Oil Pipelines. Mr. Pearl graduated from Indiana University in 1970 with a Bachelor of Arts degree in Mathematics. He received a Master of Arts degree in Operations Research from Yale University in 1972 and a Master in Business

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Administration degree from Denver University in 1975. In addition to his extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, Mr. Pearl brings to the Board many years of experience as the chairman of the audit committees of several public companies.
     Albert L. Richey. Mr. Richey is a Vice President at Anadarko Petroleum Corporation. From 2005 through 2008 he served as Vice President, Corporate Development. Mr. Richey joined Anadarko in 1987 as Manager of Treasury Operations. He was named Treasurer later that year and was named Vice President in 1995. Mr. Richey’s background in the oil and gas industry includes The Offshore Company (a predecessor company to Transocean Ltd.), United Energy Resources and Sandefer Oil & Gas. Mr. Richey received a Bachelor of Science degree in Commerce in 1971 from the University of Virginia. In 1974, he earned a Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. He serves as a member of the Board of Directors for the Boys & Girls Clubs of Houston and Boy Scouts of America. In addition to his background in the energy industry, Mr. Richey’s professional experience related to financial matters and his role as an executive in one of the largest independent domestic exploration and production companies equip him to offer further insights to the Board.
     William L. Thacker. Mr. Thacker is a member of the Board of Directors of Copano Energy, L.L.C., where he serves as Chairman of the Board of Directors, and as a member of the Compensation and Nominating and Governance Committees. Mr. Thacker is a member of the Board of Directors of Mirant Corporation where he serves as Chairman of the Compensation Committee. From April 2004 until November 2006 he was also a member of the Board of Directors of Pacific Energy Management, LLC, the general partner of Pacific Energy GP, LP, which was in turn the general partner of Pacific Energy Partners, L.P. He served as Chairman of the Nominating and Governance Committee of Pacific Energy Management, LLC. Mr. Thacker joined Texas Eastern Products Pipeline Company, LLC (the general partner of TEPPCO) in September 1992 as President, Chief Operating Officer and Director. He was elected Chief Executive Officer in January 1994. In March 1997, he was named to the additional position of Chairman of the Board, which he held until his retirement in May 2002. Prior to joining Texas Eastern Products Pipeline Company, LLC, Mr. Thacker was President of Unocal Pipeline Company from 1986 until 1992. Mr. Thacker is past Chairman of the Executive Committee of the Association of Oil Pipelines and has served as a member of the Board of Directors of the American Petroleum Institute. Mr. Thacker holds a Bachelor of Mechanical Engineering degree from the Georgia Institute of Technology and a Master of Business Administration degree from Lamar University. Mr. Thacker has extensive experience in the MLP sector and the energy industry. In addition, Mr. Thacker brings to the Board many years of experience as a board member of several publicly traded energy companies.
Board Leadership Structure
     Our business and affairs are managed under the direction of its Board of Directors, including the duties performed for us pursuant to our investment management agreement. Among other things, the directors set broad policies for us, approve the appointment of our Adviser, administrator and officers, and approves the engagement, and reviews the performance of, our independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of our day-to-day affairs.
     The Board of Directors currently consists of six directors, four of whom are not “interested persons,” as defined in the 1940 Act. We refer to these individuals as our “Independent Directors.”
     As part of each regular Board meeting, the Independent Directors meet separately from our Adviser and, as part of at least one Board meeting each year, with our Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of us.
     Under our Bylaws, the Board of Directors may designate a Chairman to preside over meetings of the Board of Directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. We do not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believe that the Board of Directors’ flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of our stockholders.

SAI-16

     Presently, Mr. McCarthy serves as Chairman of the Board of Directors. Mr. McCarthy is an “interested person”, as defined in the 1940 Act, by virtue of his employment relationship with our Adviser. We believe that Mr. McCarthy’s history with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person. The Board of Directors believes that this Board leadership structure—a combined Chairman of the Board and Chief Executive Officer and committees led by Independent Directors—is the optimal structure for us at this time. Since the Chief Executive Officer has the most extensive knowledge of the various aspects of our business and is directly involved in managing both our day-to-day operations and long-term strategy, the Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.
     Our Board of Directors does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board of Directors. The Independent Directors compose a majority of our Board of Directors, and are closely involved in all our material deliberations. The Board of Directors believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to us and our stockholders.
Board Role in Risk Oversight
     The Board oversees the services provided by our Adviser, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on our activities, including regarding our investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with our Chief Compliance Officer, who reports on our compliance with the federal securities laws and our internal compliance policies and procedures. The Audit Committee’s meetings with our independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with our representatives and our Adviser to receive reports regarding our management, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.
     We believe that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond our control or the control of our Adviser, its affiliates or other service providers.

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CONTROL PERSONS
     As of June 30, 2010, there were no persons who owned 25% or more of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.
     As of June 30, 2010, based on statements publicly filed with the SEC, we are aware of three persons who beneficially own more than 5% of our outstanding common stock as noted in the table below.

	Number of	Percent of
Name of Beneficial Owner of Common Stock	Shares	Class(1)
Cedar Hill and Associates
120 South LaSalle St, Suite 1750 Chicago, IL 60603-3447	953,437	9.4%

Burgundy Asset Management Ltd.
181 Bay Street, Suite 4510 Toronto, Ontario M5J 2T3	683,646	6.7%

Tiedemann Trust Company
1201 N. Market Street, 14th Floor Wilmington, DE 19801	511,483	5.0%

(1)	Based on 10,242,094 shares of common stock outstanding as of September 30, 2010
INVESTMENT ADVISER
     KAFA, is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our Directors or officers if elected to such positions. Our Adviser is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002.
     KAFA acts as our investment adviser pursuant to an Investment Management Agreement. The Investment Management Agreement will continue in effect from year to year after its current one-year term so long as its continuation is approved at least annually by our Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.
     In addition to our Adviser’s management fee, we pay all other costs and expenses of our operations, such as compensation of our Directors (other than those affiliated with Kayne Anderson) and expenses relating to Directors’ meetings, custodian, transfer agency, administrative, accounting and disbursement expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of our Adviser reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and

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reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of Distributions to investors.
CODE OF ETHICS
     We and our Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of our Adviser will be governed by the applicable code of ethics.
     Our Adviser and its affiliates manage other investment companies and accounts. Our Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by our Adviser on our behalf. Similarly, with respect to our portfolio, our Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that our Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.
     We and our Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from us free of charge at (713) 493-2020. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.
PROXY VOTING PROCEDURES
     SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.
     In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When our Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to our Adviser’s Proxy Voting Committee for a final decision. If our Adviser determines that such conflict prevents our Adviser from determining how to vote on the proxy proposal in our best interest, our Adviser shall either (1) vote in accordance with a predetermined specific policy to the extent that our Adviser’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.
     An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR Database in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how Kayne Anderson voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by our Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

SAI-19

     Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (713) 493-2020 (toll-free/collect); and (ii) on the SEC’s website at www.sec.gov.
     Our Adviser has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:
•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes on proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:
•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies;

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.
•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.
PORTFOLIO MANAGER INFORMATION
     The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of November 30, 2009. We are a closed-end management investment company managed by our portfolio managers, Kevin McCarthy and J.C. Frey. We pay our Adviser a management fee at an annual rate of 1.75% of our average total assets.

SAI-20

     Messrs. McCarthy and Frey are compensated by Kayne Anderson through distributions based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, are based in part, on the performance of those accounts. Some of the other accounts managed by Mr. Frey may have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.
Other Accounts Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2009. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(Excluding Us)		Investment Vehicles		Other Accounts
	Number of	Total Assets in the	Number of	Total Assets in the	Number of	Total Assets in the
Portfolio Manager	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts
		($ in millions)		($ in millions)		($ in millions)
Kevin McCarthy	2	$2,470.6	—	NA	—	NA
J.C. Frey	2	$2,470.6	—	NA	2	$22.7
Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2009. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(Excluding Us)		Investment Vehicles		Other Accounts
	Number of	Total Assets in the	Number of	Total Assets in the	Number of	Total Assets in the
Portfolio Manager	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts
		($ in millions)		($ in millions)		($ in millions)
Kevin McCarthy	—	NA	1	$348.6	—	NA
J.C. Frey	—	NA	11	$1,724.5	2	$29.3
     Messrs. McCarthy and Frey are compensated by Kayne Anderson through partnership distributions based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. At November 30, 2009, Messrs. McCarthy and Frey owned approximately $0.3 million and $0.2 million of our equity, respectively, and through their limited partnership interests in the parent company of the Adviser, which indirectly owns 4,000 shares of our common stock (with a value of approximately $0.1 million), Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of our securities.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to the oversight of the Board of Directors, our Adviser is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Kayne Anderson to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to our Adviser and its advisees. The best price to the us means the best net price

SAI-21

without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, Kayne Anderson considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by Kayne Anderson and/or its affiliates. If approved by our Board, our Adviser may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.
     Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).
     In light of the above, in selecting brokers, Kayne Anderson may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Kayne Anderson determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Kayne Anderson or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to our Adviser under the Investment Management Agreement are not reduced as a result of receipt by Kayne Anderson of research services.
     The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by Kayne Anderson in servicing some or all of its accounts; not all of such services may be used by Kayne Anderson in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Kayne Anderson believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. Kayne Anderson seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by Kayne Anderson are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.
     For the fiscal years ended November 30, 2007, November 30, 2008 and November 30, 2009, we paid aggregate brokerage commissions of $1, $0 and $0, respectively.
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

SAI-22

     Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.
     Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served any predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor, if any.
     Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
TAX MATTERS
     The following discussion of federal income tax matters is based on the advice of Paul, Hastings, Janofsky & Walker LLP, our counsel.

SAI-23

Matters Addressed
     This section and the discussion in our prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of our securities. It does not address all federal income tax consequences that may apply to an investment in our securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold our securities as capital assets within the meaning of Section 1221 of the Code.
     For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.
Tax Characterization for U.S. Federal Income Tax Purposes
     We are treated as a corporation for U.S. federal income tax purposes. Thus, we are subject to U.S. corporate income tax on our net taxable income. Such taxable income would generally include all of our net income from our limited partner investments in MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make Distributions or interest payments on our securities. We are also obligated to pay state income tax on our taxable income, either because the states follow our federal classification as a corporation or because the states separately impose a tax on us.
     The MLPs in which we invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in such MLPs, we will be required to report our allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.
     The MLPs in which we invest are in the energy sector, primarily operating midstream energy assets; therefore, we anticipate that the majority of our items of income, gain, loss, deductions and expenses are related to energy ventures. However, some items are likely to relate to the temporary investment of our capital, which may be unrelated to energy ventures.
     In general, energy ventures have historically generated taxable income less than the amount of cash distributions that they produced, at least for periods of the investment’s life cycle. We anticipate that we will not incur U.S. federal income tax on a significant portion of our cash flow received, particularly after taking into account our current operating expenses. However, our particular investments may not perform consistently with historical patterns in the industry, and as a result, tax may be incurred by us with respect to certain investments.

SAI-24

     Although we hold our interests in MLPs for investment purposes, we are likely to sell interests in a particular MLP from time to time. On any such sale, we will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and our adjusted tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to us that will shift to the purchaser on the sale. Our initial tax basis in an MLP is generally the amount paid for the interest, but is decreased for any distributions of cash received by us in excess of our allocable share of taxable income and decreased by our allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to us, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. Favorable federal income tax rates do not apply to our long-term capital gains because we are a corporation. Thus, we are subject to federal income tax on our long-term capital gains at ordinary corporate income tax rates of up to 35%.
     In calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to the alternative minimum tax.
     We have not elected, and we do not expect to elect, to be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income, assets and distributions of the company must meet certain minimum threshold tests. Because we invest principally in MLPs, we cannot meet such tests. In contrast to the tax rules that will apply to us, a regulated investment company generally does not pay corporate income tax, taking into consideration a deduction for dividends paid to its stockholders. At the present time, the regulated investment company taxation rules have no application to us, including the current limitation on investment in MLPs by regulated investment companies.
Tax Consequences to Investors
     The owners of our securities will be viewed for federal income tax purposes as having income or loss on their investment in our securities rather than in the underlying MLPs. The owners of our common stock will receive a Form 1099 from us based upon the Distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs.

SAI-25

PERFORMANCE RELATED AND COMPARATIVE INFORMATION
     We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.
     Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.
     Past performance is not indicative of future results. At the time owners of our securities sell our securities, they may be worth more or less than the original investment.
EXPERTS
     Our financial statements included in our Annual Report for the fiscal year ended November 30, 2009, incorporated by reference into this SAI, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers LLP is 350 South Grand Avenue, Los Angeles, California 90071.
OTHER SERVICE PROVIDERS
     JPMorgan Chase Bank, N.A., located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254, acts as our custodian. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 4524665, provides certain administrative services for us and also acts as our fund accountant providing accounting services.

SAI-26

REGISTRATION STATEMENT
     A Registration Statement on Form N-2, including amendments thereto, relating to our common stock offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus, prospectus supplement and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and our common stock offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus, prospectus supplement and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

SAI-27

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
     Our financial statements and financial highlights, the accompanying notes thereto and the report of PricewaterhouseCoopers LLP thereon, contained in our Annual Report on Form 10-K for the year ended November 30, 2009 filed with the SEC on February 16, 2010 and our financial statements and the accompanying notes thereto contained in our Report to Stockholders on Form N-CSR for the semi-annual period ended May 31, 2010 filed with the SEC on July 15, 2010 are hereby incorporated by reference into, and are made a part of, this SAI.
     A copy of such Annual Report and Stockholder Report must accompany the delivery of this SAI.

F-1

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PART C — Other Information
Item 25. Financial Statements and Exhibits
     1. Financial Statements:
Part A	None.

Part B	Audited financial statements for the year ended November 30, 2009, notes thereto and the report of PricewaterhouseCoopers LLP.
Unaudited financial statements and notes thereto for the semi-annual period ended May 31, 2010.
     2. Exhibits:

(a)	Form of Articles of Amendment and Restatement(1)

(b)	Amended and Restated Bylaws(2)

(c)	Voting Trust Agreement — Not Applicable

(d)	Form of Common Stock Certificate(3)

(e)	Amended Dividend Reinvestment Plan(4)

(f)	Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 30, 2010 by and among Registrant, the lenders party thereto, SunTrust Bank, as Administrative Agent for the Lenders, Citibank N.A., as Syndication Agent, and UBS Securities LLC as Documentation Agent (13)

(g)	Form of Investment Management Agreement between Registrant and KA Fund Advisors, LLC(5)

(h)	Underwriting/Distribution Agreements(12)

(i)	Bonus, Profit Sharing, Pension Plans — Not Applicable

(j)	Form of Custody Agreement between Registrant and The Custodial Trust Company (as assigned to JPMorgan Chase Bank, N.A.)(6)

(k)(1)	Administration Agreement between Registrant and Ultimus Fund Solutions, LLC(7)

(k)(2)	Form of Transfer Agency Agreement between Registrant and American Stock Transfer & Trust Company(8)

(k)(3)	Form of Accounting Services Agreement between Registrant and Ultimus Fund Solutions, LLC(9)

(l)	Opinion and Consent of Venable LLP(12)

(m)	Non-Resident Officers/Directors — Not Applicable

(n)	Other Opinions and Consents — Consent of Registrant’s Independent Auditors(13)

(o)	Omitted Financial Statements — Not Applicable

(p)	Subscription Agreement — Not Applicable

(q)	Model Retirement Plans — Not Applicable

(r)(1)	Code of Ethics of Registrant(10)

(r)(2)	Code of Conduct of KA Fund Advisors, LLC(11)

(s)	Power of Attorney(13)

(1)	Previously filed as Exhibit (a)(2) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(2)	Previously filed as Exhibit (b)(2) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(3)	Previously filed as Exhibit (d) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(4)	Previously filed as Exhibit 10.4 to Registrant’s Quarterly Report on Form 10-Q (File No. 814-00725), as filed with the Securities and Exchange Commission on April 9, 2009 and incorporated by reference herein.

(5)	Previously filed as Exhibit (g) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(6)	Previously filed as Exhibit (j) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(7)	Previously filed as Exhibit 10.1 to Registrant’s Current Report on Form 8-K (File No. 814-00725), as filed with the Securities and Exchange Commission on March 6, 2009 and incorporated by reference herein.

(8)	Previously filed as Exhibit (k)(2) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(9)	Previously filed as Exhibit (k)(3) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(10)	Previously filed as Exhibit (r)(1) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(11)	Previously filed as Exhibit (r)(2) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(12)	To be Filed by Amendment.

(13)	Filed Herewith.
Item 26. Marketing Arrangements
     Reference is made to the form of underwriting agreements and distribution agreements for the Registrant’s common stock to be filed as exhibits in an amendment(s) to the Registrant’s Registration Statement and the section entitled “Plan of Distribution” contained in the Registrant’s Prospectus, filed herewith as Part A of Registrant’s Registration Statement.

Item 27. Other Expenses and Distribution
     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees	$35,650
Printing and engraving expenses	95,000
FINRA fee	15,500
NYSE listing fees	32,400	*
Accounting fees and expenses	50,000
Legal fees and expenses	320,000
Miscellaneous fees and expenses	10,000

Total	$558,550

* Estimated based on the last sale price for our common stock on October 6, 2010 on the New York Stock Exchange.
Item 28. Persons Controlled by or Under Common Control
     None.
Item 29. Number of Holders of Securities

Title of Class	Number of Record Holders
Common Stock, $0.001 par value per share (as of September 30, 2010)	10,242,094
Long-Term Debt	5

Item 30. Indemnification
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     The Registrant’s charter and bylaws require the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
     Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
     The information in the SAI under the caption “Management — Directors and Officers” is hereby incorporated by reference.

     Part B and Schedules A and D of Form ADV of the Adviser (SEC File No. 801- 67089), incorporated herein by reference, sets forth the officers of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.
Item 32. Location of Accounts and Records
     The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant.
Item 33. Management Services
     Not applicable.
Item 34. Undertakings
     1. Registrant undertakes to suspend the offering of its common stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the NAV declines more than 10 percent from its NAV as of the effective date of the registration statement, or (2) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.
     2. Not Applicable.
     3. Not Applicable.
     4. Registrant undertakes:
     (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
     (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 as amended (the “Securities Act”);
     (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
     (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
     (b) that, for the purpose of determining liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and
     (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
     (d) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

     (e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:
     The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
     (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;
     (2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
     (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
     5. Registrant undertakes that:
     (a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and
     (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.
     7. Upon each issuance of securities pursuant to this Registration Statement, the Registrant undertakes to file a form of prospectus and/or form of prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the Securities Act and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the Securities Act.
     8. The Registrant undertakes to file a post-effective amendment upon each issuance of securities pursuant to this registration statement in which such securities are sold other than for cash, including in exchange transactions for non-control securities or for a combination of cash and non-control securities.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and the State of Texas, on the 7th day of October, 2010.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
By:	/s/ KEVIN S. MCCARTHY*
Kevin S. McCarthy
Chairman and Chief Executive Officer

     Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ KEVIN S. MCCARTHY*	Director, Chief Executive Officer and President	October 7, 2010
Kevin S. McCarthy	(Principal Executive Officer)

/s/ TERRY A. HART*	Chief Financial Officer and Treasurer	October 7, 2010
Terry A. Hart	(Principal Financial and Accounting Officer)

/s/ WILLIAM R. CORDES*	Director	October 7, 2010
William R. Cordes

/s/ BARRY R. PEARL*	Director	October 7, 2010
Barry R. Pearl

/s/ ALBERT R. RICHEY*	Director	October 7, 2010
Albert R. Richey

/s/ ROBERT V. SINNOTT*	Director	October 7, 2010
Robert V. Sinnott

/s/ WILLIAM L. THACKER*	Director	October 7, 2010
William L. Thacker

* By: /s/ DAVID A. HEARTH	Attorney-in-Fact (Pursuant to a Power of	October 7, 2010
David A. Hearth	Attorney filed herewith)

INDEX TO EXHIBITS

(a)	Form of Articles of Amendment and Restatement(1)

(b)	Amended and Restated Bylaws(2)

(c)	Voting Trust Agreement — Not Applicable

(d)	Form of Common Stock Certificate(3)

(e)	Amended Dividend Reinvestment Plan(4)

(f)	Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 30, 2010 by and among Registrant, the lenders party thereto, SunTrust Bank, as Administrative Agent for the Lenders, Citibank N.A., as Syndication Agent, and UBS Securities LLC as Documentation Agent (13)

(g)	Form of Investment Management Agreement between Registrant and KA Fund Advisors, LLC(5)

(h)	Underwriting/Distribution Agreements(12)

(i)	Bonus, Profit Sharing, Pension Plans — Not Applicable

(j)	Form of Custody Agreement between Registrant and The Custodial Trust Company (as assigned to JPMorgan Chase Bank, N.A.)(6)

(k)(1)	Administration Agreement between Registrant and Ultimus Fund Solutions, LLC(7)

(k)(2)	Form of Transfer Agency Agreement between Registrant and American Stock Transfer & Trust Company(8)

(k)(3)	Form of Accounting Services Agreement between Registrant and Ultimus Fund Solutions, LLC(9)

(l)	Opinion and Consent of Venable LLP(12)

(m)	Non-Resident Officers/Directors — Not Applicable

(n)	Other Opinions and Consents — Consent of Registrant’s Independent Auditors(13)

(o)	Omitted Financial Statements — Not Applicable

(p)	Subscription Agreement — Not Applicable

(q)	Model Retirement Plans — Not Applicable

(r)(1)	Code of Ethics of Registrant(10)

(r)(2)	Code of Conduct of KA Fund Advisors, LLC(11)

(s)	Power of Attorney(13)

(1)	Previously filed as Exhibit (a)(2) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(2)	Previously filed as Exhibit (b)(2) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(3)	Previously filed as Exhibit (d) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(4)	Previously filed as Exhibit 10.4 to Registrant’s Quarterly Report on Form 10-Q (File No. 814-00725), as filed with the Securities and Exchange Commission on April 9, 2009 and incorporated by reference herein.

(5)	Previously filed as Exhibit (g) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(6)	Previously filed as Exhibit (j) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(7)	Previously filed as Exhibit 10.1 to Registrant’s Current Report on Form 8-K (File No. 814-00725), as filed with the Securities and Exchange Commission on March 6, 2009 and incorporated by reference herein.

(8)	Previously filed as Exhibit (k) (2) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(9)	Previously filed as Exhibit (k) (3) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(10)	Previously filed as Exhibit (r) (1) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(11)	Previously filed as Exhibit (r) (2) to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-134829) as filed with the Securities and Exchange Commission on September 18, 2006 and incorporated herein by reference.

(12)	To be Filed by Amendment.

(13)	Filed Herewith.